Exhibit 99.2

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	3Q07

Page Number
Citigroup Consolidated
Financial Summary	1
Segment Income:
Product View	2
Regional View	3
Segment Net Revenues:
Product View	4
Regional View	5
Consolidated Statement of Income	6
Consolidated Balance Sheet	7

Segment Detail

Global Consumer:	8-9
U.S.
U.S. Cards	10-11
U.S. Retail Distribution	12-13
U.S. Consumer Lending	14-15
U.S. Commercial Business	16
International
International Cards	17-18
International Consumer Finance	19-20
International Retail Banking	21-22

Markets & Banking:	23
Income Statement	24
Revenue Details	25
Securities and Banking	26
Transaction Services	27

Global Wealth Management:	28
Smith Barney	29
Private Bank	30

Alternative Investments	31

Citigroup Supplemental Detail	32
Return on Capital	33
Average Balances and Interest Rates	34
Consumer Loan Delinquency Amounts, Net Credit Losses and Ratios
Allowance for Credit Losses:
Total Citigroup	35
Consumer Loans	36
Corporate Loans	37
Components of Provision for Loan Losses	38
Non-Performing Assets	39

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts)

Citi, the leading global financial services company, has more than 200 million customer accounts and does business in more than 100 countries, providing consumers, corporations, governments and institutions a complete range of financial products and services.

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007		3Q07 vs. 3Q06 Increase/ (Decrease)	Nine Months 2006	Nine Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)

Income from Continuing Operations	$5,555	$5,262	$5,303	$5,129	$5,012	$6,226	$2,378		(55)%	$16,120	$13,616	(16)%
Discontinued Operations, After-tax	84	3	202	—	—	—	—		(100)%	289	—	(100)%
Net Income	$5,639	$5,265	$5,505	$5,129	$5,012	$6,226	$2,378		(57)%	$16,409	$13,616	(17)%

Diluted Earnings Per Share:
Income from Continuing Operations	$1.11	$1.05	$1.06	$1.03	$1.01	$1.24	$0.47		(56)%	$3.22	$2.72	(16)%
Net Income	$1.12	$1.05	$1.10	$1.03	$1.01	$1.24	$0.47		(57)%	$3.28	$2.72	(17)%

Adjusted weighted average common shares applicable to Diluted EPS (in millions)	5,007.9	4,990.0	4,978.6	4,967.7	4,967.9	4,992.9	5,010.9			4,992.2	4,990.6

Preferred Dividends - Diluted	$16	$16	$16	$16	$16	$14	$6			$48	$36

Common Shares Outstanding, at period end (in millions)	4,971.2	4,943.9	4,913.7	4,912.0	4,946.4	4,974.6	4,981.1

Tier 1 Capital Ratio	8.60%	8.51%	8.64%	8.59%	8.26%	7.91%	7.4	%*
Total Capital Ratio	11.80%	11.68%	11.88%	11.65%	11.48%	11.23%	10.7	%*
Leverage Ratio	5.22%	5.19%	5.24%	5.16%	4.84%	4.37%	4.1	%*

Total Assets, at period end (in billions)	$1,586.2	$1,626.6	$1,746.2	$1,884.3	$2,021.0	$2,220.9	$2,354.7	*
Stockholders’ Equity, at period end (in billions)	$114.4	$115.4	$117.9	$119.8	$122.1	$127.8	$127.4	*
Equity and Trust Securities, at period end (in billions)	$120.6	$122.0	$125.9	$129.4	$131.5	$137.8	$139.0	*

Book Value Per Share, at period end	$22.82	$23.15	$23.78	$24.18	$24.48	$25.56	$25.54	*

Return on Common Equity (Net Income)	20.3%	18.6%	18.9%	17.2%	17.1%	20.1%	7.4%			19.3%	14.8%

Return on Risk Capital (Income from Continuing Operations)	41%	38%	37%	35%	31%	35%	12%			39%	25%

* Preliminary

CITIGROUP — NET INCOME PRODUCT VIEW (In millions of dollars)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	3Q07 vs. 3Q06 Increase/ (Decrease)	Nine Months 2006	Nine Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)
Global Consumer:

U.S. Cards	$926	$878	$1,085	$1,001	$897	$726	$852	(21)%	$2,889	$2,475	(14)%
U.S. Retail Distribution	515	568	481	463	388	453	257	(47)%	1,564	1,098	(30)%
U.S. Consumer Lending	437	470	521	484	359	441	(227)	NM	1,428	573	(60)%
U.S. Commercial Business	126	138	151	146	121	151	122	(19)%	415	394	(5)%
Total U.S. Consumer (1)	2,004	2,054	2,238	2,094	1,765	1,771	1,004	(55)%	6,296	4,540	(28)%

International Cards	291	328	287	231	388	351	647	NM	906	1,386	53%
International Consumer Finance	168	173	50	(351)	25	(6)	(320)	NM	391	(301)	NM
International Retail Banking	677	714	701	748	540	671	552	(21)%	2,092	1,763	(16)%
Total International Consumer	1,136	1,215	1,038	628	953	1,016	879	(15)%	3,389	2,848	(16)%

Other	(67)	(92)	(81)	(111)	(85)	(91)	(100)	(23)%	(240)	(276)	(15)%
Total Global Consumer	3,073	3,177	3,195	2,611	2,633	2,696	1,783	(44)%	9,445	7,112	(25)%

Markets & Banking:
Securities and Banking	1,618	1,412	1,344	1,389	2,173	2,145	(124)	NM	4,374	4,194	(4)%
Transaction Services	323	340	385	378	447	514	590	53%	1,048	1,551	48%
Other	(12)	(29)	(8)	(13)	1	173	(20)	NM	(49)	154	NM
Total Markets & Banking	1,929	1,723	1,721	1,754	2,621	2,832	446	(74)%	5,373	5,899	10%

Global Wealth Management:
Smith Barney	168	238	294	305	324	321	379	29%	700	1,024	46%
Private Bank	119	109	105	106	124	193	110	5%	333	427	28%
Total Global Wealth Management	287	347	399	411	448	514	489	23%	1,033	1,451	40%

Alternative Investments	353	257	117	549	222	456	(67)	NM	727	611	(16)%

Corporate / Other (2)	(87)	(242)	(129)	(196)	(912)	(272)	(273)	NM	(458)	(1,457)	NM

Income From Continuing Operations	5,555	5,262	5,303	5,129	5,012	6,226	2,378	(55)%	16,120	13,616	(16)%

Discontinued Operations (3)	84	3	202	—	—	—	—		289	—

Net Income	$5,639	$5,265	$5,505	$5,129	$5,012	$6,226	$2,378	(57)%	$16,409	$13,616	(17)%

(1)	U.S. disclosure includes Canada and Puerto Rico.

(2)	The 2007 first quarter includes a $1,377 million ($871 million after-tax) Restructuring charge related to the Company’s Structural Expense Initiatives project announced on April 11, 2007.

(3)

Discontinued Operations relates to residual items from the Company’s sale of Citigroup’s Travelers Life & Annuity which closed during the 2005 third quarter and the Company’s sale of substantially all of its Asset Management business which closed during the 2005 fourth quarter.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP — NET INCOME REGIONAL VIEW (In millions of dollars)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	3Q07 vs. 3Q06 Increase/ (Decrease)	Nine Months 2006	Nine Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)

U.S. (1)
Global Consumer	$1,937	$1,962	$2,157	$1,983	$1,680	$1,680	$904	(58)%	$6,056	$4,264	(30)%
Markets & Banking	515	747	540	407	999	984	(554)	NM	1,802	1,429	(21)%
Global Wealth Management	228	290	342	350	361	335	333	(3)%	860	1,029	20%
Total U.S.	2,680	2,999	3,039	2,740	3,040	2,999	683	(78)%	8,718	6,722	(23)%

Mexico
Global Consumer	358	375	395	477	372	360	244	(38)%	1,128	976	(13)%
Markets & Banking	78	88	95	85	114	95	125	32%	261	334	28%
Global Wealth Management	8	10	9	9	12	15	10	11%	27	37	37%
Total Mexico	444	473	499	571	498	470	379	(24)%	1,416	1,347	(5)%

Europe, Middle East and Africa (EMEA)
Global Consumer	185	215	213	112	83	148	58	(73)%	613	289	(53)%
Markets & Banking	635	342	489	545	694	803	3	(99)%	1,466	1,500	2%
Global Wealth Management	3	5	7	8	7	46	4	(43)%	15	57	NM
Total EMEA	823	562	709	665	784	997	65	(91)%	2,094	1,846	(12)%

Japan
Global Consumer	188	178	79	(326)	45	32	(224)	NM	445	(147)	NM
Markets & Banking	85	72	38	77	35	124	(96)	NM	195	63	(68)%
Global Wealth Management	—	—	—	—	—	30	60	—	—	90	—
Total Japan	273	250	117	(249)	80	186	(260)	NM	640	6	(99)%

Asia (excluding Japan)
Global Consumer	347	359	328	332	383	426	334	2%	1,034	1,143	11%
Markets & Banking	414	336	391	510	561	567	727	86%	1,141	1,855	63%
Global Wealth Management	45	40	38	40	65	74	79	NM	123	218	77%
Total Asia	806	735	757	882	1,009	1,067	1,140	51%	2,298	3,216	40%

Latin America
Global Consumer	58	88	23	33	70	50	467	NM	169	587	NM
Markets & Banking	202	138	168	130	218	259	241	43%	508	718	41%
Global Wealth Management	3	2	3	4	3	14	3	0%	8	20	NM
Total Latin America	263	228	194	167	291	323	711	NM	685	1,325	93%

Alternative Investments	353	257	117	549	222	456	(67)	NM	727	611	(16)%

Corporate / Other	(87)	(242)	(129)	(196)	(912)	(272)	(273)	NM	(458)	(1,457)	NM

Income From Continuing Operations	5,555	5,262	5,303	5,129	5,012	6,226	2,378	(55)%	16,120	13,616	(16)%
Discontinued Operations	84	3	202	—	—	—	—		289	—

Net Income	$5,639	$5,265	$5,505	$5,129	$5,012	$6,226	$2,378	(57)%	$16,409	$13,616	(17)%

Total International	$2,609	$2,248	$2,276	$2,036	$2,662	$3,043	$2,035	(11)%	$7,133	$7,740	9%

(1)

Excludes Alternative Investments and Corporate / Other which are predominantly related to the U.S.  The U.S. regional disclosure includes Canada and Puerto Rico.  Global Consumer for the U.S. includes Other Consumer.

NM	Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP — NET REVENUES PRODUCT VIEW (In millions of dollars)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	3Q07 vs. 3Q06 Increase/ (Decrease)	Nine Months 2006	Nine Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)

Global Consumer:

U.S. Cards	$3,234	$3,251	$3,452	$3,571	$3,294	$3,181	$3,386	(2)%	$9,937	$9,861	(1)%
U.S. Retail Distribution	2,296	2,499	2,382	2,407	2,426	2,545	2,539	7%	7,177	7,510	5%
U.S. Consumer Lending	1,260	1,307	1,481	1,471	1,551	1,606	1,548	5%	4,048	4,705	16%
U.S. Commercial Business	470	516	489	508	443	446	359	(27)%	1,475	1,248	(15)%
Total U.S. Consumer (1)	7,260	7,573	7,804	7,957	7,714	7,778	7,832	—	22,637	23,324	3%

International Cards	1,280	1,510	1,519	1,650	1,739	2,013	2,852	88%	4,309	6,604	53%
International Consumer Finance	962	1,009	998	349	890	843	782	(22)%	2,969	2,515	(15)%
International Retail Banking	2,467	2,555	2,550	2,946	2,759	3,030	3,225	26%	7,572	9,014	19%
Total International Consumer	4,709	5,074	5,067	4,945	5,388	5,886	6,859	35%	14,850	18,133	22%

Other	(14)	(19)	(37)	(20)	4	(2)	(8)	78%	(70)	(6)	91%
Total Global Consumer	11,955	12,628	12,834	12,882	13,106	13,662	14,683	14%	37,417	41,451	11%

Markets & Banking:
Securities and Banking	5,896	5,269	4,567	5,486	7,313	7,121	2,540	(44)%	15,732	16,974	8%
Transaction Services	1,382	1,495	1,500	1,594	1,645	1,840	2,063	38%	4,377	5,548	27%
Other	1	(3)	—	—	(1)	—	—	—	(2)	(1)	50%
Total Markets & Banking	7,279	6,761	6,067	7,080	8,957	8,961	4,603	(24)%	20,107	22,521	12%

Global Wealth Management:
Smith Barney	1,987	1,990	1,994	2,189	2,246	2,611	2,892	45%	5,971	7,749	30%
Private Bank	496	502	492	527	572	586	617	25%	1,490	1,775	19%
Total Global Wealth Management	2,483	2,492	2,486	2,716	2,818	3,197	3,509	41%	7,461	9,524	28%

Alternative Investments	675	584	334	1,308	562	1,032	125	(63)%	1,593	1,719	8%

Corporate / Other	(209)	(283)	(299)	(158)	16	(222)	(257)	14%	(791)	(463)	41%

Total Net Revenues	$22,183	$22,182	$21,422	$23,828	$25,459	$26,630	$22,663	6%	$65,787	$74,752	14%

(1) U.S. disclosure includes Canada and Puerto Rico.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP — NET REVENUES REGIONAL VIEW (In millions of dollars)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	3Q07 vs. 3Q06 Increase/ (Decrease)	Nine Months 2006	Nine Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)

U.S. (1)
Global Consumer	$7,246	$7,554	$7,767	$7,937	$7,718	$7,776	$7,824	1%	$22,567	$23,318	3%
Markets & Banking	2,923	2,803	2,007	2,422	3,714	3,041	261	(87)%	7,733	7,016	(9)%
Global Wealth Management	2,154	2,149	2,153	2,337	2,385	2,439	2,454	14%	6,456	7,278	13%
Total U.S.	12,323	12,506	11,927	12,696	13,817	13,256	10,539	(12)%	36,756	37,612	2%

Mexico
Global Consumer	1,149	1,192	1,238	1,612	1,377	1,354	1,404	13%	3,579	4,135	16%
Markets & Banking	186	199	197	199	227	183	247	25%	582	657	13%
Global Wealth Management	31	33	32	33	36	41	38	19%	96	115	20%
Total Mexico	1,366	1,424	1,467	1,844	1,640	1,578	1,689	15%	4,257	4,907	15%

Europe, Middle East and Africa (EMEA)
Global Consumer	1,270	1,360	1,353	1,404	1,446	1,618	1,738	28%	3,983	4,802	21%
Markets & Banking	2,296	2,043	2,166	2,252	2,827	2,993	1,444	(33)%	6,505	7,264	12%
Global Wealth Management	75	83	83	90	108	137	139	67%	241	384	59%
Total EMEA	3,641	3,486	3,602	3,746	4,381	4,748	3,321	(8)%	10,729	12,450	16%

Japan
Global Consumer	775	807	782	91	615	680	649	(17)%	2,364	1,944	(18)%
Markets & Banking	296	269	177	310	212	453	133	(25)%	742	798	8%
Global Wealth Management	—	—	—	—	—	286	547	—	—	833	—
Total Japan	1,071	1,076	959	401	827	1,419	1,329	39%	3,106	3,575	15%

Asia (excluding Japan)
Global Consumer	1,189	1,244	1,209	1,291	1,359	1,464	1,520	26%	3,642	4,343	19%
Markets & Banking	1,132	1,062	1,080	1,440	1,404	1,635	1,822	69%	3,274	4,861	48%
Global Wealth Management	180	181	171	206	234	242	277	62%	532	753	42%
Total Asia	2,501	2,487	2,460	2,937	2,997	3,341	3,619	47%	7,448	9,957	34%

Latin America
Global Consumer	326	471	485	547	591	770	1,548	NM	1,282	2,909	NM
Markets & Banking	446	385	440	457	573	656	696	58%	1,271	1,925	51%
Global Wealth Management	43	46	47	50	55	52	54	15%	136	161	18%
Total Latin America	815	902	972	1,054	1,219	1,478	2,298	NM	2,689	4,995	86%

Alternative Investments	675	584	334	1,308	562	1,032	125	(63)%	1,593	1,719	8%
Corporate / Other	(209)	(283)	(299)	(158)	16	(222)	(257)	14%	(791)	(463)	41%

Total Net Revenues	$22,183	$22,182	$21,422	$23,828	$25,459	$26,630	$22,663	6%	$65,787	$74,752	14%

Total International	$9,394	$9,375	$9,460	$9,982	$11,064	$12,564	$12,256	30%	$28,229	$35,884	27%

(1)

Excludes Alternative Investments and Corporate / Other which are predominantly related to the U.S.  The U.S. regional disclosure includes Canada and Puerto Rico.  Global Consumer for the U.S. includes Other Consumer.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	3Q07 vs. 3Q06 Increase/ (Decrease)	Nine Months 2006	Nine Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)

Revenues
Interest revenue	$21,873	$23,572	$24,729	$26,257	$28,132	$30,598	$32,961	33%	$70,174	$91,691	31%
Interest expense	12,107	13,717	14,901	16,218	17,562	19,172	20,804	40%	40,725	57,538	41%
Net interest revenue	9,766	9,855	9,828	10,039	10,570	11,426	12,157	24%	29,449	34,153	16%
Insurance premiums	770	800	819	813	838	846	893	9%	2,389	2,577	8%
Commissions and fees	5,140	5,261	3,920	4,923	5,602	6,632	4,053	3%	14,321	16,287	14%
Principal transactions	2,165	1,773	2,014	2,047	3,168	2,629	26	(99)%	5,952	5,823	(2)%
Administrative and other fiduciary fees	1,705	1,707	1,670	1,852	1,949	2,241	2,468	48%	5,082	6,658	31%
Realized gains (losses) from sales of investments	379	302	304	806	473	119	263	(13)%	985	855	(13)%
Other revenue	2,258	2,484	2,867	3,348	2,859	2,737	2,803	(2)%	7,609	8,399	10%
Total non-interest revenues	12,417	12,327	11,594	13,789	14,889	15,204	10,506	(9)%	36,338	40,599	12%
Total revenues, net of interest expense	22,183	22,182	21,422	23,828	25,459	26,630	22,663	6%	65,787	74,752	14%

Provisions for Credit Losses and for Benefits and Claims
Policyholder benefits and claims	227	231	274	235	261	197	236	(14)%	732	694	(5)%
Provision for loan losses	1,396	1,436	1,793	2,113	2,706	2,520	4,776	NM	4,625	10,002	NM
Provision for unfunded lending commitments	50	150	50	—	—	—	50	—	250	50	(80)%
Total provisions for credit losses and for benefits and claims	1,673	1,817	2,117	2,348	2,967	2,717	5,062	NM	5,607	10,746	92%

Operating Expenses
Compensation and benefits	8,263	7,374	6,718	7,922	8,699	8,922	7,730	15%	22,355	25,351	13%
Net occupancy expense	1,382	1,411	1,435	1,613	1,529	1,603	1,748	22%	4,228	4,880	15%
Technology / communication expense	886	934	948	994	979	1,143	1,166	23%	2,768	3,288	19%
Advertising and marketing expense	603	652	574	734	617	767	800	39%	1,829	2,184	19%
Restructuring-related items	—	—	—	—	1,377	63	35	—	—	1,475	—
Other operating	2,224	2,398	2,261	2,695	2,370	2,357	3,082	36%	6,883	7,809	13%
Total operating expenses	13,358	12,769	11,936	13,958	15,571	14,855	14,561	22%	38,063	44,987	18%

Income from Continuing Operations before Income
Taxes and Minority Interest	7,152	7,596	7,369	7,522	6,921	9,058	3,040	(59)%	22,117	19,019	(14)%
Provision for income taxes	1,537	2,303	2,020	2,241	1,862	2,709	642	(68)%	5,860	5,213	(11)%
Minority interest, net of income taxes	60	31	46	152	47	123	20	(57)%	137	190	39%

Income from Continuing Operations	5,555	5,262	5,303	5,129	5,012	6,226	2,378	(55)%	16,120	13,616	(16)%
Discontinued Operations (1)
Income from Discontinued Operations	1	—	26	—	—	—	—		27	—
Gain on Sale	21	—	198	—	—	—	—		219	—
Provision for income taxes and minority interest, net of taxes	(62)	(3)	22	—	—	—	—		(43)	—
Income from Discontinued Operations, net	84	3	202	—	—	—	—		289	—

Net Income	$5,639	$5,265	$5,505	$5,129	$5,012	$6,226	$2,378	(57)%	$16,409	$13,616	(17)%

(1)

Discontinued Operations relates to residual items from the Company’s sale of Citigroup’s Travelers Life & Annuity which closed during the 2005 third quarter and the Company’s sale of substantially all of its Asset Management business which closed during the 2005 fourth quarter.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

								September 30, 2007
								vs.
	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31, 2006
	2006	2006	2006	2006	2007	2007	2007 (1)	Inc (Decr)
Assets
Cash and due from banks (including segregated cash and other deposits)	$21,411	$24,311	$22,543	$26,514	$24,421	$30,635	$38,226	44%
Deposits with banks	33,220	35,868	33,939	42,522	44,906	70,897	58,713	38%
Federal funds sold and securities borrowed or purchased under agreements to resell	239,552	234,390	262,627	282,817	303,925	348,129	383,217	35%
Brokerage receivables	42,569	46,162	40,970	44,445	51,976	61,144	69,062	55%
Trading account assets	328,135	327,890	351,149	393,925	460,065	538,316	581,444	48%
Investments	193,970	194,953	251,748	273,591	286,567	257,880	240,828	(12)%
Loans, net of unearned income
Consumer	462,068	480,772	488,673	512,921	519,105	551,223	570,891	11%
Corporate	143,239	156,313	166,709	166,271	174,239	191,701	203,078	22%
Loans, net of unearned income	605,307	637,085	655,382	679,192	693,344	742,924	773,969	14%
Allowance for loan losses	(9,505)	(9,144)	(8,979)	(8,940)	(9,510)	(10,381)	(12,728)	(42)%
Total loans, net	595,802	627,941	646,403	670,252	683,834	732,543	761,241	14%
Goodwill	32,933	32,910	33,169	33,415	34,380	39,231	39,949	20%
Intangible assets	15,092	15,850	15,725	15,901	19,330	22,975	23,651	49%
Other assets	83,517	86,276	87,975	100,936	111,562	119,116	158,409	57%

Total assets	$1,586,201	$1,626,551	$1,746,248	$1,884,318	$2,020,966	$2,220,866	$2,354,740	25%

Liabilities
Non-interest-bearing deposits in U.S. offices	$37,885	$38,018	$36,358	$38,615	$39,296	$41,740	$38,842	1%
Interest-bearing deposits in U.S. offices	176,032	177,385	183,467	195,002	198,840	196,481	211,147	8%
Non-interest-bearing deposits in offices outside the U.S.	34,323	32,981	32,721	35,149	36,328	39,132	43,052	22%
Interest-bearing deposits in offices outside the U.S.	379,118	397,421	416,732	443,275	464,057	494,408	519,809	17%

Total deposits	627,358	645,805	669,278	712,041	738,521	771,761	812,850	14%
Federal funds purchased and securities loaned or sold under agreements to repurchase	279,540	264,494	320,095	349,235	393,670	394,143	440,369	26%
Brokerage payables	70,214	74,970	97,229	85,119	88,722	96,528	94,830	11%
Trading account liabilities	144,888	142,983	138,876	145,887	173,902	217,992	215,577	48%
Short-term borrowings	58,130	72,581	70,501	100,833	111,179	167,139	194,304	93%
Long-term debt	227,165	239,557	260,089	288,494	310,768	340,077	364,526	26%
Other liabilities (2)	64,488	70,733	72,315	82,926	82,121	105,472	104,855	26%
Total liabilities	1,471,783	1,511,123	1,628,383	1,764,535	1,898,883	2,093,112	2,227,311	26%

Stockholders’ equity
Preferred Stock	1,000	1,000	1,000	1,000	1,000	600	200	(80)%
Common Stock	55	55	55	55	55	55	55	—
Additional paid-in capital	17,119	17,426	17,825	18,253	17,341	17,725	18,296	—
Retained earnings	120,703	123,497	126,544	129,267	131,395	134,932	134,611	4%
Treasury stock	(21,753)	(23,199)	(24,737)	(25,092)	(23,833)	(22,588)	(22,329)	11%
Accumulated other comprehensive income (loss)	(2,706)	(3,351)	(2,822)	(3,700)	(3,875)	(2,970)	(3,404)	8%
Total stockholders’ equity	114,418	115,428	117,865	119,783	122,083	127,754	$127,429	6%

Total liabilities and stockholders’ equity	$1,586,201	$1,626,551	$1,746,248	$1,884,318	$2,020,966	$2,220,866	$2,354,740	25%

(1)	Preliminary.

(2)

Includes allowance for credit losses for letters of credit and unfunded lending commitments of $900 million, $1,050 million, $1,100 million, and $1,100 million for the first, second, third, and fourth quarters of 2006, respectively, and $1,100 million for the first and second quarters of 2007 and $1,150 million for the third quarter of 2007, respectively.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER Page 1 (In millions of dollars)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	3Q07 vs. 3Q06 Increase/ (Decrease)	Nine Months 2006	Nine Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)

Global Consumer:
Net Interest Revenue	$7,224	$7,481	$7,523	$7,073	$7,644	$8,189	$8,285	10%	$22,228	$24,118	9%
Non-Interest Revenue	4,731	5,147	5,311	5,809	5,462	5,473	6,398	20%	15,189	17,333	14%
Total Revenues, Net of Interest Expense	11,955	12,628	12,834	12,882	13,106	13,662	14,683	14%	37,417	41,451	11%
Total Operating Expenses	6,357	6,379	6,316	6,881	6,760	7,063	7,506	19%	19,052	21,329	12%
Net Credit Losses	1,636	1,754	1,816	2,060	2,131	2,092	2,554	41%	5,206	6,777	30%
Credit Reserve Build / (Release)	(195)	(336)	(96)	(27)	294	481	2,013	NM	(627)	2,788	NM
Provision for Benefits & Claims	227	231	274	235	261	196	234	(15)%	732	691	(6)%
Provisions for Loan Losses and for Benefits and Claims	1,668	1,649	1,994	2,268	2,686	2,769	4,801	NM	5,311	10,256	93%
Income Before Taxes and Minority Interest	3,930	4,600	4,524	3,733	3,660	3,830	2,376	(47)%	13,054	9,866	(24)%
Income Taxes	847	1,400	1,312	1,107	1,017	1,104	568	(57)%	3,559	2,689	(24)%
Minority Interest, Net of Tax	10	23	17	15	10	30	25	47%	50	65	30%

Net Income	$3,073	$3,177	$3,195	$2,611	$2,633	$2,696	$1,783	(44)%	$9,445	$7,112	(25)%

Key Indicators (in billions of dollars):
Average Managed Loans	$509.0	$526.2	$537.9	$552.7	$566.0	$588.2	$606.6	13%
Average Deposits	$243.6	$247.4	$253.9	$263.5	$273.4	$289.3	$298.6	18%
Total Branches	7,440	7,670	7,933	8,110	8,140	8,202	8,294	5%

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER Page 2 (In millions of dollars)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	3Q07 vs. 3Q06 Increase/ (Decrease)	Nine Months 2006	Nine Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)

U.S.:
Net Interest Revenue	$4,138	$4,189	$4,141	$4,178	$4,185	$4,285	$4,252	3%	$12,468	$12,722	2%
Non-Interest Revenue	3,122	3,384	3,663	3,779	3,529	3,493	3,580	(2)%	10,169	10,602	4%

Total Revenues, Net of Interest Expense	7,260	7,573	7,804	7,957	7,714	7,778	7,832	—	22,637	23,324	3%
Total Operating Expenses	3,569	3,551	3,426	3,603	3,629	3,644	3,710	8%	10,546	10,983	4%
Net Credit Losses	915	907	939	1,057	1,079	1,090	1,217	30%	2,761	3,386	23%
Credit Reserve Build / (Release)	(196)	(274)	(197)	(127)	182	245	1,296	NM	(667)	1,723	NM
Provision for Benefits & Claims	182	194	220	180	209	169	187	(15)%	596	565	(5)%
Provisions for Loan Losses and for Benefits and Claims	901	827	962	1,110	1,470	1,504	2,700	NM	2,690	5,674	NM
Income Before Taxes and Minority Interest	2,790	3,195	3,416	3,244	2,615	2,630	1,422	(58)%	9,401	6,667	(29)%
Income Taxes	777	1,121	1,162	1,137	842	845	413	(64)%	3,060	2,100	(31)%
Minority Interest, Net of Tax	9	20	16	13	8	14	5	(69)%	45	27	(40)%

Net Income	$2,004	$2,054	$2,238	$2,094	$1,765	$1,771	$1,004	(55)%	$6,296	$4,540	(28)%

Key Indicators (in billions of dollars):
Average Managed Loans	$400.8	$413.7	$421.8	$430.5	$440.0	$447.6	$457.4	8%
Average Deposits	$99.1	$100.8	$105.5	$113.1	$119.2	$120.9	$122.9	16%
Total Branches	3,205	3,253	3,353	3,441	3,488	3,433	3,482	4%

International:
Net Interest Revenue	$3,133	$3,343	$3,445	$2,945	$3,489	$3,938	$4,072	18%	$9,921	$11,499	16%
Non-Interest Revenue	1,576	1,731	1,622	2,000	1,899	1,948	2,787	72%	4,929	6,634	35%

Total Revenues, Net of Interest Expense	4,709	5,074	5,067	4,945	5,388	5,886	6,859	35%	14,850	18,133	22%
Total Operating Expenses	2,621	2,701	2,769	3,110	2,976	3,264	3,627	31%	8,091	9,867	22%
Net Credit Losses	721	847	877	1,003	1,052	1,002	1,337	52%	2,445	3,391	39%
Credit Reserve Build / (Release)	1	(62)	101	100	112	236	717	NM	40	1,065	NM
Provision for Benefits & Claims	45	37	54	55	52	27	47	(13)%	136	126	(7)%
Provisions for Loan Losses and for Benefits and Claims	767	822	1,032	1,158	1,216	1,265	2,101	NM	2,621	4,582	75%
Income Before Taxes and Minority Interest	1,321	1,551	1,266	677	1,196	1,357	1,131	(11)%	4,138	3,684	(11)%
Income Taxes	184	333	227	47	241	325	232	2%	744	798	7%
Minority Interest, Net of Tax	1	3	1	2	2	16	20	NM	5	38	NM

Net Income	$1,136	$1,215	$1,038	$628	$953	$1,016	$879	(15)%	$3,389	$2,848	(16)%

Key Indicators (in billions of dollars):
Average Loans	$108.2	$112.5	$116.1	$122.2	$126.0	$140.6	$149.2	29%
Average Deposits	$144.5	$146.6	$148.4	$150.4	$154.2	$168.4	$175.7	18%
Total Branches	4,235	4,417	4,580	4,669	4,652	4,769	4,812	5%

Other Consumer:
Net Interest Revenue	$(47)	$(51)	$(63)	$(50)	$(30)	$(34)	$(39)	38%	$(161)	$(103)	36%
Non-Interest Revenue	33	32	26	30	34	32	31	19%	91	97	7%

Total Revenues, Net of Interest Expense	(14)	(19)	(37)	(20)	4	(2)	(8)	78%	(70)	(6)	91%
Total Operating Expenses	167	127	121	168	155	155	169	40%	415	479	15%
Income Before Taxes	(181)	(146)	(158)	(188)	(151)	(157)	(177)	(12)%	(485)	(485)	—
Income Taxes	(114)	(54)	(77)	(77)	(66)	(66)	(77)	—	(245)	(209)	15%
Net Income	$(67)	$(92)	$(81)	$(111)	$(85)	$(91)	$(100)	(23)%	$(240)	$(276)	(15)%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER U.S. CARDS - Page 1 (In millions of dollars)

For your convenience, an excerpt from our 2007 third quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup’s website at www.citigroup.com.

**      Revenues declined 2% primarily due to lower securitization results.  Lower securitization revenues primarily reflected a decrease in gains on sale of receivables, as well as the net impact of funding costs and higher expected credit losses in the securitization trusts.  Net interest revenues declined 15% as increased receivable securitizations and lower promotional balances led to a decline in loans held on balance sheet.   The managed net interest margin improved 29 basis points to 10.57% primarily due to growth in non-promotional balances.

**      Average managed loans were approximately flat as a 6% increase in purchase sales, driven by growth in travel, business, and partner portfolios, was offset by lower promotional balances. Compared to the second quarter 2007, average managed loans increased 1%.

**      Expenses grew 4% primarily driven by increased collection and servicing expenses, and lower marketing costs.

**      Higher credit costs were driven by a $134 million pre-tax charge to increase loan loss reserves, reflecting a weakening of leading credit indicators in the portfolio and trends in the macro-economic environment.  The increase in loan loss reserves compares to a $122 million release in the prior-year period.  The managed net credit loss ratio increased 15 basis points to 4.41%, primarily reflecting unusually low bankruptcy filings in the prior-year period.

**  Net income declined 21%, reflecting lower securitization revenues, increased expenses and increased credit costs.

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	3Q07 vs. 3Q06 Increase/ (Decrease)	Nine Months 2006	Nine Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)

Net Interest Revenue	$1,193	$1,167	$1,140	$1,126	$1,031	$1,037	$969	(15)%	$3,500	$3,037	(13)%
Non-Interest Revenue	2,041	2,084	2,312	2,445	2,263	2,144	2,417	5%	6,437	6,824	6%
Total Revenues, Net of Interest Expense (1)	3,234	3,251	3,452	3,571	3,294	3,181	3,386	(2)%	9,937	9,861	(1)
Total Operating Expenses	1,532	1,554	1,447	1,535	1,485	1,452	1,503	4%	4,533	4,440	(2)%
Net Credit Losses	446	447	456	439	439	408	399	(13)%	1,349	1,246	(8)%
Credit Reserve Build / (Release)	(72)	(160)	(122)	(37)	(44)	224	134	NM	(354)	314	NM
Provision for Benefits & Claims	21	25	26	18	21	12	20	(23)%	72	53	(26)%
Provision for Loan Losses and for Benefits and Claims	395	312	360	420	416	644	553	54%	1,067	1,613	51%
Income Before Taxes and Minority Interest	1,307	1,385	1,645	1,616	1,393	1,085	1,330	(19)%	4,337	3,808	(12)%
Income Taxes and Minority Interest	381	507	560	615	496	359	478	(15)%	1,448	1,333	(8)%

Net Income	$926	$878	$1,085	$1,001	$897	$726	$852	(21)%	$2,889	$2,475	(14)%
Average Assets (in billions of dollars)	$63	$63	$64	$62	$63	$61	$58	(9)%	$63	$61	(3)%
Return on Assets	5.96%	5.59%	6.73%	6.41%	5.77%	4.77%	5.83%		6.13%	5.42%
Net Credit Loss Ratio	4.27%	4.11%	4.22%	4.30%	4.58%	4.39%	4.39%
Average Risk Capital	$5,563	$5,591	$5,628	$5,544	$5,452	$5,265	$5,213	(7)%	$5,594	$5,309	(5)%
Return on Risk Capital	68%	63%	76%	72%	67%	55%	65%		69%	62%
Return on Invested Capital	28%	26%	32%	30%	28%	23%	27%		29%	26%

KEY INDICATORS - Managed Basis (2) (in billions of dollars)

Return on Managed Assets	2.59%	2.42%	2.91%	2.71%	2.37%	1.99%	2.28%

Average Managed Loans:
Securitized	$94.7	$94.5	$97.3	$99.1	$97.3	$97.5	$101.0	4%
Held for Sale	0.3	—	0.5	0.2	3.0	3.3	3.0	NM
On Balance Sheet	42.3	43.6	42.8	40.5	38.9	37.3	36.1	(16)%
Total Managed	$137.3	$138.1	$140.6	$139.8	$139.2	$138.1	$140.1	—

Bankcards	$110.4	$110.3	$110.6	$109.2	$108.4	$107.4	$108.4	(2)%
Private Label	26.9	27.8	30.0	30.6	30.8	30.7	31.7	6%
Total Managed	$137.3	$138.1	$140.6	$139.8	$139.2	$138.1	$140.1	—

End of Period Managed Loans:
Bankcards	$109.7	$111.3	$110.3	$111.6	$107.3	$108.9	$110.1	—
Private Label	26.2	29.4	30.5	32.4	30.2	31.2	31.8	4%
Total	$135.9	$140.7	$140.8	$144.0	$137.5	$140.1	$141.9	1%

(1)    The 2006 first quarter, 2006 second quarter, 2006 third quarter, 2006 fourth quarter, 2007 first quarter, 2007 second quarter and 2007 third quarter include releases of $90 million, $125 million, $109 million, $74 million, $98 million, $144 million and $73 million, respectively, from the allowance for credit losses related to loan receivables that were either securitized or transferred to loans held-for-sale during the quarter.

(2)    Managed basis presentation includes results from both the on-balance sheet loans and off- balance sheet loans, and excludes the impact of card securitization activity. Managed disclosures assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Company’s owned loans.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER U.S. CARDS - Page 2 (In millions of dollars)

		1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	3Q07 vs. 3Q06 Increase/ (Decrease)

SUPPLEMENTAL DISCLOSURE - Managed Basis(1):
EOP Open Accounts (in millions)		131.1	144.4	151.1	153.2	150.0	147.5	146.4	(3)%
Purchase Sales (in billions of dollars) (2)		$68.4	$77.9	$77.0	$81.0	$72.4	$82.2	$81.6	6%

Managed Average Yield (3)	Bankcards	12.85%	12.52%	12.61%	12.82%	13.00%	12.93%	13.19%
	Private Label	19.55%	19.02%	19.14%	18.63%	18.51%	18.62%	18.73%
	Total	14.16%	13.83%	14.00%	14.09%	14.22%	14.19%	14.44%

Managed Net Interest Revenue (in millions of dollars) (4)	Bankcards	$2,471	$2,292	$2,332	$2,364	$2,248	$2,272	$2,379	2%
	Private Label	1,076	1,112	1,312	1,296	1,223	1,286	1,348	3%
	Total	$3,547	$3,404	$3,644	$3,660	$3,471	$3,558	$3,727	2%

Managed Net Interest Revenue as a % of Average Managed Loans	Bankcards	9.09%	8.33%	8.37%	8.59%	8.40%	8.49%	8.71%
	Private Label	16.22%	16.04%	17.35%	16.80%	16.10%	16.80%	16.87%
	Total	10.48%	9.89%	10.28%	10.39%	10.11%	10.33%	10.55%

Managed Net Credit Margin (in millions of dollars) (5)	Bankcards	$2,146	$1,942	$1,904	$1,994	$1,878	$1,846	$2,047	8%
	Private Label	617	669	792	855	716	736	826	4%
	Total	$2,763	$2,611	$2,696	$2,849	$2,594	$2,582	$2,873	7%

Managed Net Credit Margin as a % of Average Managed Loans	Bankcards	7.88%	7.06%	6.83%	7.24%	7.03%	6.89%	7.49%
	Private Label	9.30%	9.65%	10.47%	11.09%	9.43%	9.62%	10.34%
	Total	8.16%	7.58%	7.61%	8.09%	7.56%	7.50%	8.14%

Managed Net Credit Losses (in millions of dollars)	Bankcards	$948	$1,040	$1,124	$1,116	$1,143	$1,138	$1,135	1%
	Private Label	373	376	384	417	446	427	439	14%
	Total	$1,321	$1,416	$1,508	$1,533	$1,589	$1,565	$1,574	4%

Coincident Managed Net Credit Loss Ratio:	Bankcards	3.49%	3.78%	4.03%	4.05%	4.27%	4.25%	4.15%
	Private Label	5.62%	5.42%	5.08%	5.41%	5.87%	5.58%	5.49%
	Total	3.90%	4.11%	4.26%	4.35%	4.63%	4.55%	4.41%

12 Month Lagged Managed Net Credit Loss Ratio		3.83%	4.20%	4.45%	4.46%	4.70%	4.55%	4.44%

Managed Loans 90+Days Past Due	Bankcards	$1,536	$1,530	$1,580	$1,619	$1,520	$1,449	$1,572	(1)%
	Private Label	825	705	675	715	642	605	688	2%
	Total	$2,361	$2,235	$2,255	$2,334	$2,162	$2,054	$2,260	—

% of EOP Managed Loans	Bankcards	1.40%	1.37%	1.43%	1.45%	1.42%	1.33%	1.43%
	Private Label	3.15%	2.40%	2.21%	2.21%	2.13%	1.94%	2.16%
	Total	1.74%	1.58%	1.60%	1.62%	1.57%	1.47%	1.60%

(1)

Managed basis presentation includes results from both the on-balance sheet loans and off- balance sheet loans, and excludes the impact of card securitization activity. Managed disclosures assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Company’s owned loans.

(2)	Purchase Sales represents customers’ purchased sales plus cash advances.

(3)	Gross interest revenue earned divided by average managed loans.

(4)	Includes certain fees that are recorded as interest revenue.

(5)	Total Revenues, net of Interest Expense, less Net Credit Losses.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER U.S. RETAIL DISTRIBUTION - Page 1 (In millions of dollars)

For your convenience, an excerpt from our 2007 third quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup’s website at www.citigroup.com.

**      Revenues grew 7%, driven by higher average loans and deposits, up 19% and 14%, respectively. Volume growth was partially offset by lower net interest margins, reflecting a shift in customer deposits to higher cost Direct Bank and time deposit balances.   Checking accounts increased 8%.

**      Expenses increased 9% due to investment in new branches and higher customer activity.  During the quarter, 35 new consumer finance branches and 14 new Citibank branches were opened.

**      Credit costs increased substantially, driven by higher net credit losses and a $299 million pre-tax charge to increase loan loss reserves.  Higher credit costs reflected a weakening of leading credit indicators in the portfolio, including higher delinquencies in unsecured personal loans, portfolio growth, and a change in estimate of loan losses. The net credit loss ratio increased 39 basis points to 2.87%, partially reflecting unusually low bankruptcy filings in the prior-year period.

**      Net income declined 47%, primarily due to higher expenses and credit costs.

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	3Q07 vs. 3Q06 Increase/ (Decrease)	Nine Months 2006	Nine Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)

Net Interest Revenue	$1,451	$1,497	$1,521	$1,511	$1,529	$1,602	$1,646	8%	$4,469	$4,777	7%
Non-Interest Revenue	845	1,002	861	896	897	943	893	4%	2,708	2,733	1%
Total Revenues, Net of Interest Expense	2,296	2,499	2,382	2,407	2,426	2,545	2,539	7%	7,177	7,510	5%
Total Operating Expenses	1,221	1,200	1,201	1,256	1,323	1,340	1,314	9%	3,622	3,977	10%
Net Credit Losses	279	288	282	337	335	360	388	38%	849	1,083	28%
Credit Reserve Build / (Release)	(55)	(31)	(29)	(59)	(1)	—	299	NM	(115)	298	NM
Provision for Benefits & Claims	163	168	193	162	188	157	167	(13)%	524	512	(2)%
Provision for Loan Losses and for Benefits and Claims	387	425	446	440	522	517	854	91%	1,258	1,893	50%
Income Before Taxes	688	874	735	711	581	688	371	(50)%	2,297	1,640	(29)%
Income Taxes	173	306	254	248	193	235	114	(55)%	733	542	(26)%
Net Income	$515	$568	$481	$463	$388	$453	$257	(47)%	$1,564	$1,098	(30)%
Average Assets (in billions of dollars)	$66	$69	$70	$72	$74	$77	$80	14%	$68	$77	13%
Return on Assets	3.16%	3.30%	2.73%	2.55%	2.13%	2.36%	1.27%		3.08%	1.91%
Average Risk Capital	$3,459	$3,520	$3,591	$3,638	$3,414	$3,705	$3,791	6%	$3,523	$3,637	3%
Return on Risk Capital	60%	65%	53%	50%	46%	49%	27%		59%	40%
Return on Invested Capital	23%	24%	21%	20%	18%	19%	11%		22%	16%

Revenues by Business:
Citibank Branches	$737	$904	$765	$743	$781	$877	$842	10%	$2,406	$2,500	4%
CitiFinancial Branches	1,008	1,037	1,052	1,098	1,064	1,105	1,141	8%	3,097	3,310	7%
Primerica Financial Services	551	558	565	566	581	563	556	(2)%	1,674	1,700	2%
Total Revenues, Net of Interest Expense	$2,296	$2,499	$2,382	$2,407	$2,426	$2,545	$2,539	7%	$7,177	$7,510	5%

Net Income by Business:
Citibank Branches	$100	$165	$79	$36	$42	$90	$62	(22)%	$344	$194	(44)%
CitiFinancial Branches	265	264	270	278	215	226	62	(77)%	799	503	(37)%
Primerica Financial Services	150	139	132	149	131	137	133	1%	421	401	(5)%
Total Net Income	$515	$568	$481	$463	$388	$453	$257	(47)%	$1,564	$1,098	(30)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER U.S. RETAIL DISTRIBUTION - Page 2

		1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	3Q07 vs. 3Q06 Increase/ (Decrease)

KEY INDICATORS:

Average Loans (in billions of dollars)	Citibank Branches	$9.4	$9.8	$10.5	$10.9	$11.3	$12.9	$14.2	35%
	CitiFinancial Branches	33.1	33.8	34.7	35.5	36.3	37.6	39.4	14%
	Total	$42.5	$43.6	$45.2	$46.4	$47.6	$50.5	$53.6	19%

Average Loans by Product (in billions of dollars)	Real estate secured loans	$22.3	$23.0	$23.7	$24.3	$25.0	$27.3	$29.0	22%
	Personal loans	15.2	15.5	16.2	16.7	17.1	17.8	19.1	18%
	Sales finance and other	5.0	5.1	5.3	5.4	5.5	5.4	5.5	4%
	Total	$42.5	$43.6	$45.2	$46.4	$47.6	$50.5	$53.6	19%

Net Interest Revenue (in millions of dollars)	Citibank Branches	$501	$505	$508	$479	$517	$564	$571	12%
	CitiFinancial Branches	891	933	950	972	960	990	1,031	9%
	Primerica Financial Services	59	59	63	60	52	48	44	(30)%
	Total	$1,451	$1,497	$1,521	$1,511	$1,529	$1,602	$1,646	8%

Net Credit Loss Ratio		2.66%	2.65%	2.48%	2.88%	2.85%	2.86%	2.87%

Loans 90+ Days Past Due (in millions of dollars)		$740	$717	$780	$834	$847	$830	$991	27%
% of EOP Loans		1.73%	1.62%	1.69%	1.73%	1.75%	1.60%	1.79%

Number of Branches:	Citibank	906	892	931	972	993	1,001	1,015	9%
	CitiFinancial	2,299	2,361	2,422	2,469	2,495	2,432	2,467	2%
	Total	3,205	3,253	3,353	3,441	3,488	3,433	3,482	4%

Total EOP Accounts (in millions)	Citibank Branches (1)	10.7	10.9	11.1	11.4	12.2	10.8	11.1	—
	CitiFinancial Branches	5.3	5.4	5.5	5.6	5.5	5.6	5.8	5%
	Primerica Financial Services	4.9	4.9	5.0	4.8	5.0	5.0	5.1	2%
	Total (1)	20.9	21.2	21.6	21.8	22.7	21.4	22.0	2%

Citibank Branches - Average Balances (in billions of dollars)
Checking, Savings & Money Market Deposits		$64.1	$64.1	$64.7	$66.2	$72.3	$74.1	$73.4	13%
Time Deposits, CDs and Other		16.2	17.9	22.5	27.1	25.9	24.3	26.1	16%
Total Deposits		$80.3	$82.0	$87.2	$93.3	$98.2	$98.4	$99.5	14%

Checking Accounts (in millions)		3.6	3.6	3.8	3.9	3.9	4.0	4.1	8%

Primerica Financial Services:
Life Insurance in Force (in billions of dollars)		$583.9	$596.4	$602.8	$605.5	$614.0	$623.5	$638.0	6%
Loan Volumes (in millions of dollars)		$1,087.0	$1,104.0	$917.0	$1,026.2	$964.2	$1,194.9	$1,137.6	24%
Mutual Fund Sales at NAV (in millions of dollars)		$971	$951	$824	$867	$1,039	$1,006	$896	9%
Variable Annuity Net Written Premiums & Deposits (in millions of dollars)		$388	$362	$345	$346	$452	$383	$396	15%
Investment AUMs (EOP) (in billions of dollars)		$31.2	$31.3	$32.5	$34.4	$34.9	$37.0	$37.9	17%

(1)	During the second quarter of 2007, Retail Distribution transferred approximately 1 million accounts to Smith Barney related to the consolidation of Citicorp Investment Services into Smith Barney.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER U.S. CONSUMER LENDING - Page 1 (In millions of dollars)

For your convenience, an excerpt from our 2007 third quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup’s website at www.citigroup.com.

**      Revenues increased 5%, driven by growth in net interest revenues and net servicing revenues, and the acquisition of ABN AMRO Mortgage Group in March 2007.  Net interest revenues grew 16%, reflecting growth in average loans, up 12%.  Non-interest revenues declined due to the absence of gains on sales of mortgage-backed securities recorded in the prior-year period.

**      Expenses grew 37%, driven by the integration of the ABN AMRO business, increased business volumes, and higher staffing costs related to collections.

**      Credit costs increased substantially, driven by higher net credit losses and an $854 million pre-tax charge to increase loan loss reserves.  Higher credit costs were primarily driven by a weakening of leading credit indicators in the portfolio, including higher delinquencies in first and second mortgages, as well as trends in the macro-economic environment and a change in estimate of loan losses.

**      Net income declined significantly reflecting higher expenses and credit costs.

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	3Q07 vs. 3Q06 Increase/ (Decrease)	Nine Months 2006	Nine Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)
Net Interest Revenue	$1,207	$1,214	$1,185	$1,235	$1,350	$1,389	$1,376	16%	$3,606	$4,115	14%
Non-Interest Revenue	53	93	296	236	201	217	172	(42)%	442	590	33%
Total Revenues, Net of Interest Expense	1,260	1,307	1,481	1,471	1,551	1,606	1,548	5%	4,048	4,705	16%
Total Operating Expenses	453	444	450	466	491	557	616	37%	1,347	1,664	24%
Net Credit Losses	176	160	193	258	286	289	417	NM	529	992	88%
Credit Reserve Build / (Release)	(31)	(75)	(8)	(13)	217	39	854	NM	(114)	1,110	NM
Provision for Benefits & Claims	(2)	1	1	—	—	—	—	(100)%	—	—	—
Provision for Loan Losses and for Benefits and Claims	143	86	186	245	503	328	1,271	NM	415	2,102	NM
Income (Loss) Before Taxes and Minority Interest	664	777	845	760	557	721	(339)	NM	2,286	939	(59)%
Income Taxes (Benefits)	218	287	308	263	190	266	(117)	NM	813	339	(58)%
Minority Interest, Net of Tax	9	20	16	13	8	14	5	(69)%	45	27	(40)%
Net Income (Loss)	$437	$470	$521	$484	$359	$441	$(227)	NM	$1,428	$573	(60)%

Average Assets (in billions of dollars)	$209	$221	$244	$291	$313	$324	$305	25%	$225	$314	40%
Return on Assets	0.85%	0.85%	0.85%	0.66%	0.47%	0.55%	(0.30)%		0.85%	0.24%
Average Risk Capital	$3,732	$3,451	$3,770	$4,766	$6,256	$6,618	$5,657	50%	$3,651	$6,177	69%
Return on Risk Capital	47%	55%	55%	40%	23%	27%	(16)%		52%	12%
Return on Invested Capital	27%	30%	31%	25%	16%	18%	(11)%		29%	8%

Revenues by Business:
Real Estate Lending	$843	$793	$1,000	$984	$1,090	$1,092	$1,076	8%	$2,636	$3,258	24%
Student Loans	117	202	163	150	112	149	90	(45)%	482	351	(27)%
Auto	300	312	318	337	349	365	382	20%	930	1,096	18%
Total Revenues, Net of Interest Expense	$1,260	$1,307	$1,481	$1,471	$1,551	$1,606	$1,548	5%	$4,048	$4,705	16%

Net Income by Business:
Real Estate Lending	$328	$297	$389	$387	$297	$298	$(245)	NM	$1,014	$350	(65)%
Student Loans	38	75	58	49	29	47	10	(83)%	171	86	(50)%
Auto	71	98	74	48	33	96	8	(89)%	243	137	(44)%
Total Net Income	$437	$470	$521	$484	$359	$441	$(227)	NM	$1,428	$573	(60)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER U.S. CONSUMER LENDING - Page 2

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	3Q07 vs. 3Q06 Increase/ (Decrease)

KEY INDICATORS:

Real Estate Lending - Balances (in billions of dollars):
Average Loans	$149.6	$159.1	$163.5	$171.1	$177.5	$183.3	$185.4	13%
Originations	$32.4	$38.6	$35.8	$35.3	$39.6	$46.2	$36.6	2%
Third Party Mortgage Servicing Portfolio (EOP)	$307.4	$324.9	$353.2	$357.8	$580.2	$585.3	$575.1	63%
Net Servicing & Gain/(Loss) on Sale - (in millions of dollars)	$10.5	$(11.7)	$74.4	$27.1	$51.9	$129.6	$163.7	NM

Net Interest Revenue - (in millions of dollars)	$812	$804	$788	$825	$930	$948	$931	18%
NIR as a % of Average Loans (excluding NIR for MBS & Warehouse Loans)	2.13%	1.95%	1.80%	1.72%	1.89%	1.83%	1.78%

Net Credit Loss Ratio	0.19%	0.19%	0.19%	0.23%	0.33%	0.40%	0.56%

Loans 90+Days Past Due - (in millions of dollars)	$1,605	$1,524	$1,692	$1,930	$2,025	$2,527	$3,404	NM
% of EOP Loans	1.03%	0.94%	1.02%	1.11%	1.13%	1.38%	1.81%

Student Loans - Balances (in billions of dollars):
Average Loans	$24.7	$24.7	$23.2	$21.9	$22.5	$20.9	$21.2	(9)%
Originations	$2.9	$1.9	$4.1	$2.1	$2.8	$1.3	$3.1	(24)%

Net Interest Revenue - (in millions of dollars)	$104	$106	$88	$83	$85	$89	$87	(1)%
NIR as a % of Average Loans	1.71%	1.72%	1.50%	1.50%	1.53%	1.71%	1.63%

Net Credit Loss Ratio	0.03%	0.08%	0.10%	0.09%	0.07%	0.12%	0.16%

Loans 90+Days Past Due - (in millions of dollars)	$729	$747	$726	$775	$879	$806	$776	7%
% of EOP Loans	2.95%	3.26%	3.34%	3.56%	4.19%	4.01%	3.68%

Auto - (in billions of dollars):
Average Loans	$12.8	$13.5	$14.3	$15.5	$16.6	$18.2	$19.1	34%
Originations	$2.0	$2.0	$2.4	$2.7	$3.1	$2.8	$2.6	8%

Net Interest Revenue - (in millions of dollars)	$291	$304	$309	$327	$335	$352	$358	16%
NIR as a % of Average Loans	9.22%	9.03%	8.57%	8.37%	8.18%	7.76%	7.44%

Net Credit Margin (NCM) - (in millions of dollars)	$196	$231	$207	$184	$210	$264	$235	14%
NCM as a % of Average Loans	6.21%	6.86%	5.74%	4.71%	5.13%	5.82%	4.88%

Net Credit Loss Ratio	3.29%	2.44%	3.08%	3.92%	3.40%	2.23%	3.06%

Loans 90+Days Past Due - (in millions of dollars)	$77	$85	$138	$165	$122	$175	$246	78%
% of EOP Loans	0.58%	0.61%	0.93%	1.02%	0.69%	0.94%	1.26%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER U.S. COMMERCIAL BUSINESS (In millions of dollars)

For your convenience, an excerpt from our 2007 third quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup’s website at www.citigroup.com.

**      Revenues declined as increased loan and deposit balances, up 9% and 28%, respectively, were offset by lower net interest margins, an increase in the mix of tax-advantaged revenues, and business divestitures.

**      Net income declined as lower revenues and higher credit costs offset increased tax benefits.

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	3Q07 vs. 3Q06 Increase/ (Decrease)	Nine Months 2006	Nine Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)

Net Interest Revenue	$287	$311	$295	$306	$275	$257	$261	(12)%	$893	$793	(11)%
Non-Interest Revenue	183	205	194	202	168	189	98	(49)%	582	455	(22)%
Total Revenues, Net of Interest Expense	470	516	489	508	443	446	359	(27)%	1,475	1,248	(15)%
Total Operating Expenses	363	353	328	346	330	295	277	(16)%	1,044	902	(14)%
Net Credit Losses	14	12	8	23	19	33	13	63%	34	65	91%
Credit Reserve Build / (Release)	(38)	(8)	(38)	(18)	10	(18)	9	NM	(84)	1	NM
Total Provision for Loan Losses	(24)	4	(30)	5	29	15	22	NM	(50)	66	NM
Income Before Taxes	131	159	191	157	84	136	60	(69)%	481	280	(42)%
Income Taxes	5	21	40	11	(37)	(15)	(62)	NM	66	(114)	NM
Net Income	$126	$138	$151	$146	$121	$151	$122	(19)%	$415	$394	(5)%
Average Assets (in billions of dollars)	$41	$42	$44	$47	$49	$49	$50	14%	$42	$49	17%
Return on Assets	1.25%	1.32%	1.36%	1.23%	1.00%	1.24%	0.97%		1.32%	1.08%
Average Risk Capital	$2,315	$2,235	$2,323	$2,452	$2,684	$2,633	$2,559	10%	$2,291	$2,625	15%
Return on Risk Capital	22%	25%	26%	24%	18%	23%	19%		24%	20%
Return on Invested Capital	11%	12%	13%	12%	10%	12%	10%		12%	11%

Total Revenues, Tax Equivalent Basis (1)	$535	$582	$539	$578	$545	$565	$500	(7)%

KEY INDICATORS (in billions of dollars):

Total Deposits	$18.8	$18.8	$18.3	$19.8	$21.0	$22.5	$23.4	28%

Commercial Real Estate	$16.1	$16.7	$16.8	$17.3	$17.8	$18.2	$19.3	15%
Equipment Finance	14.1	14.4	14.6	14.8	15.0	14.3	14.5	(1)%
Other	3.3	3.3	3.4	3.6	3.7	4.0	4.2	24%
Average Loans	$33.5	$34.4	$34.8	$35.7	$36.5	$36.5	$38.0	9%
Average Loans - Liquidating	0.4	0.3	0.2	0.1	0.1	0.1	—	(100)%
Average Loans - Total	$33.9	$34.7	$35.0	$35.8	$36.6	$36.6	$38.0	9%
Operating Leases	1.8	1.8	1.8	1.9	1.9	1.7	1.6	(11)%
Total Average Earning Assets	$35.7	$36.5	$36.8	$37.7	$38.5	$38.3	$39.6	8%

Net Credit Loss Ratio	0.17%	0.14%	0.09%	0.25%	0.21%	0.36%	0.14%

Loans 90+Days Past Due - (in millions of dollars)	$151	$189	$191	$149	$195	$140	$166	(13)%
% of EOP Loans	0.44%	0.53%	0.54%	0.41%	0.52%	0.37%	0.43%

(1)

Includes tax-equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) relating to income tax credits arising from affordable housing investments and for tax-exempt income from municipal bond investments.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER INTERNATIONAL CARDS - Page 1 (In millions of dollars)

For your convenience, an excerpt from our 2007 third quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup’s website at www.citigroup.com.

**      Revenues grew 88%, primarily driven by higher purchase sales and average loans, up 37% and 52%, respectively, improved net interest margins, and a $729 million pre-tax gain on the sale of Redecard shares.  Excluding the gain, revenues increased 40%.  Loan balances grew at a double-digit pace in Mexico, EMEA, Asia, and Latin America.  Results include the integration of recent acquisitions.

**      Credit costs increased substantially, driven by higher net credit losses and a $334 million pre-tax charge to increase loan loss reserves.   Higher credit costs were primarily due to acquisitions and organic portfolio growth, an increase in past due accounts in Mexico cards, and a change in estimate of loan losses.  The net credit loss ratio increased 61 basis points to 5.62%.

**      Net income increased as higher revenues and the gain on the sale of Redecard shares offset significantly higher credit costs.   Excluding the gain on the sale of Redecard shares, net income declined 39%.

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	3Q07 vs. 3Q06 Increase/ (Decrease)	Nine Months 2006	Nine Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)
Net Interest Revenue	$773	$912	$964	$1,068	$1,121	$1,488	$1,588	65%	$2,649	$4,197	58%
Non-Interest Revenue	507	598	555	582	618	525	1,264	NM	1,660	2,407	45%
Total Revenues, Net of Interest Expense	1,280	1,510	1,519	1,650	1,739	2,013	2,852	88%	4,309	6,604	53%
Total Operating Expenses	617	714	740	837	819	933	1,010	36%	2,071	2,762	33%
Net Credit Losses	218	333	347	402	384	397	594	71%	898	1,375	53%
Specific and Unallocated Credit Reserve Build / (Release)	94	26	59	87	22	201	334	NM	179	557	NM
Total Provision for Loan Losses	312	359	406	489	406	598	928	NM	1,077	1,932	79%
Income Before Taxes and Minority Interest	351	437	373	324	514	482	914	NM	1,161	1,910	65%
Income Taxes and Minority Interest	60	109	86	93	126	131	267	NM	255	524	NM
Net Income	$291	$328	$287	$231	$388	$351	$647	NM	$906	$1,386	53%
Average Assets (in billions of dollars)	$28	$30	$32	$34	$38	$45	$50	56%	$30	$44	47%
Return on Assets	4.21%	4.39%	3.56%	2.70%	4.14%	3.13%	5.13%		4.04%	4.21%
Average Risk Capital	$2,073	$2,202	$2,185	$2,301	$2,537	$2,927	$3,300	51%	$2,153	$2,921	36%
Return on Risk Capital	57%	60%	52%	40%	62%	48%	78%		56%	63%
Return on Invested Capital	27%	29%	24%	18%	26%	22%	35%		27%	28%

Revenues by Region:
Mexico	$405	$443	$465	$513	$530	$558	$566	22%	$1,313	$1,654	26%
EMEA	294	327	328	353	375	505	597	82%	949	1,477	56%
Japan	70	74	72	72	62	67	67	(7)%	216	196	(9)%
Asia (excluding Japan)	415	428	402	429	446	461	468	16%	1,245	1,375	10%
Latin America	96	238	252	283	326	422	1,154	NM	586	1,902	NM
Total	$1,280	$1,510	$1,519	$1,650	$1,739	$2,013	$2,852	88%	$4,309	$6,604	53%

Net Income by Region:
Mexico	$149	$147	$133	$84	$169	$155	$94	(29)%	$429	$418	(3)%
EMEA	32	43	55	19	46	55	40	(27)%	130	141	8%
Japan	21	13	13	16	9	13	10	(23)%	47	32	(32)%
Asia (excluding Japan)	54	56	73	82	98	98	33	(55)%	183	229	25%
Latin America	35	69	13	30	66	30	470	NM	117	566	NM
Total	$291	$328	$287	$231	$388	$351	$647	NM	$906	$1,386	53%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER INTERNATIONAL CARDS - Page 2

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	3Q07 vs. 3Q06 Increase/ (Decrease)
KEY INDICATORS (in billions of dollars)

Average Yield	18.61%	19.03%	19.20%	19.52%	19.58%	19.52%	18.98%

Net Interest Revenue as a % of Average Loans	12.90%	14.02%	13.91%	14.31%	14.57%	15.83%	15.04%

Net Credit Margin (in millions of dollars) (1)	$1,062	$1,177	$1,172	$1,248	$1,355	$1,616	$2,258	93%
% of Average Loans	17.72%	18.09%	16.91%	16.73%	17.61%	17.19%	21.38%

End of Period Loans	$24.1	$26.8	$28.1	$31.0	$32.2	$40.9	$43.4	54%
EOP Open Accounts (in millions)	26.7	30.1	30.6	30.9	31.7	34.7	35.6	16%
Purchase Sales (2)	$17.4	$19.7	$20.5	$23.0	$21.7	$25.8	$28.0	37%

Average Loans:
Mexico	$5.5	$5.6	$6.0	$6.6	$6.8	$7.3	$7.5	25%
EMEA	6.1	6.5	6.7	7.4	7.8	12.1	14.8	NM
Japan	1.3	1.4	1.4	1.4	1.4	1.4	1.5	7%
Asia (excluding Japan)	10.4	10.7	10.9	11.5	11.9	12.5	13.3	22%
Latin America	1.0	1.9	2.5	2.7	3.3	4.4	4.8	92%
Total	$24.3	$26.1	$27.5	$29.6	$31.2	$37.7	$41.9	52%

Coincident Net Credit Loss Ratio	3.64%	5.12%	5.01%	5.39%	4.99%	4.22%	5.62%
12 Month Lagged Net Credit Loss Ratio	4.13%	6.02%	6.06%	6.82%	6.41%	6.10%	8.57%

Loans 90+Days Past Due (in millions of dollars)	$535	$643	$723	$709	$736	$950	$964	33%
% of EOP Loans	2.22%	2.40%	2.57%	2.29%	2.29%	2.32%	2.22%

(1)	Total Revenues, net of Interest Expense, less Net Credit Losses.

(2)	Purchase Sales represents customers’ purchased sales plus cash advances .

NM Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER INTERNATIONAL CONSUMER FINANCE - Page 1 (In millions of dollars)

For your convenience, an excerpt from our 2007 third quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup’s website at www.citigroup.com.

**      In Japan, net income declined significantly due to charges to increase reserves for customer refunds and credit losses, higher expenses due to write-downs of $152 million pre-tax on customer intangibles and fixed assets, and a decline in revenues primarily due to lower receivable balances.  Financial results reflect recent adverse changes in the operating environment and the impact of consumer lending laws passed in the fourth quarter 2006.

**      Outside of Japan, revenues increased 22%, driven by average loan growth of 20% and increased net interest margins.  Net income declined as revenue growth was offset by an increase in credit costs due to portfolio growth and seasoning, and a $90 million pre-tax charge to increase loan loss reserves primarily due to a change in estimate of loan losses.

The net credit loss ratio increased 48 basis points to 3.58%.

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	3Q07 vs. 3Q06 Increase/ (Decrease)	Nine Months 2006	Nine Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)

Net Interest Revenue	$921	$971	$962	$295	$838	$793	$743	(23)%	$2,854	$2,374	(17)%
Non-Interest Revenue	41	38	36	54	52	50	39	8%	115	141	23%

Total Revenues, Net of Interest Expense	962	1,009	998	349	890	843	782	(22)%	2,969	2,515	(15)%
Total Operating Expenses	419	427	406	498	407	398	565	39%	1,252	1,370	9%
Net Credit Losses	319	323	389	380	430	437	481	24%	1,031	1,348	31%
Credit Reserve Build / (Release)	(16)	17	135	25	26	30	252	87%	136	308	NM
Provision for Benefits & Claims	1	—	(1)	1	—	—	—	100%	—	—	—
Provision for Loan Losses and for Benefits and Claims	304	340	523	406	456	467	733	40%	1,167	1,656	42%
Income Before Taxes (Benefits)	239	242	69	(555)	27	(22)	(516)	NM	550	(511)	NM
Income Taxes (Benefits)	71	69	19	(204)	2	(16)	(196)	NM	159	(210)	NM

Net Income (Loss)	$168	$173	$50	$(351)	$25	$(6)	$(320)	NM	$391	$(301)	NM

Average Assets (in billions of dollars)	$26	$27	$28	$29	$29	$29	$29	4%	$27	$29	7%
Return on Assets	2.62%	2.57%	0.71%	(4.80)%	0.35%	(0.08)%	(4.38)%		1.94%	(1.39)%
Average Risk Capital	$1,165	$1,042	$1,093	$1,156	$1,187	$1,156	$1,109	1%	$1,100	$1,151	5%
Return on Risk Capital	58%	67%	18%	(120)%	9%	(2)%	(114)%		48%	(35)%
Return on Invested Capital	19%	20%	6%	(30)%	3%	(1)%	(39)%		15%	(11)%

Revenues by Region:
Mexico	$53	$55	$62	$66	$70	$71	$73	18%	$170	$214	26%
EMEA	184	193	191	203	203	209	212	11%	568	624	10%
Asia (excluding Japan)	98	108	120	136	140	155	166	38%	326	461	41%
Latin America	36	38	38	43	43	50	50	32%	112	143	28%
sub-total	371	394	411	448	456	485	501	22%	1,176	1,442	23%
Japan	591	615	587	(99)	434	358	281	(52)%	1,793	1,073	(40)%
Total	$962	$1,009	$998	$349	$890	$843	$782	(22)%	$2,969	$2,515	(15)%

Net Income (Loss) by Region:
Mexico	$10	$11	$12	$8	$10	$8	$—	(100)%	$33	$18	(45)%
EMEA	7	15	(13)	(5)	(3)	4	(19)	(46)%	9	(18)	NM
Asia (excluding Japan)	16	12	15	16	13	16	(6)	NM	43	23	(47)%
Latin America	—	1	(1)	(2)	(4)	(1)	(7)	NM	—	(12)	—
sub-total	33	39	13	17	16	27	(32)	NM	85	11	(87)%
Japan	135	134	37	(368)	9	(33)	(288)	NM	306	(312)	NM
Total	$168	$173	$50	$(351)	$25	$(6)	$(320)	NM	$391	$(301)	NM

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER INTERNATIONAL CONSUMER FINANCE - Page 2

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	3Q07 vs. 3Q06 Increase/ (Decrease)
KEY INDICATORS:

Average Loans by Product (in billions of dollars):
Real estate secured loans	$8.1	$8.5	$8.6	$8.9	$9.1	$9.1	$9.3	8%
Personal loans	13.3	14.3	14.6	15.0	15.0	15.3	15.8	8%
Auto	0.3	0.3	0.2	0.2	0.1	0.1	0.1	(50)%
Sales finance and other	0.7	0.7	0.8	0.8	0.8	0.8	0.7	(13)%
Total	$22.4	$23.8	$24.2	$24.9	$25.0	$25.3	$25.9	7%

Average Loans by Region (in billions of dollars):
Mexico	$0.3	$0.3	$0.4	$0.4	$0.4	$0.4	$0.4	—
EMEA	9.6	10.4	10.5	10.9	11.0	11.2	11.4	9%
Asia (excluding Japan)	2.3	2.6	2.9	3.4	3.8	4.3	4.7	62%
Latin America	0.6	0.6	0.7	0.7	0.8	0.9	0.9	29%
sub-total	12.8	13.9	14.5	15.4	16.0	16.8	17.4	20%
Japan	9.6	9.9	9.7	9.5	9.0	8.5	8.5	(12)%
Total	$22.4	$23.8	$24.2	$24.9	$25.0	$25.3	$25.9	7%

Average Yield	19.06%	18.88%	18.49%	7.82%	17.08%	16.49%	15.38%

Net Interest Revenue as a % of Average Loans	16.67%	16.36%	15.77%	4.70%	13.59%	12.57%	11.38%

Net Credit Margin (NCM) - (in millions of dollars)	$643	$686	$609	$(31)	$460	$406	$301	(51)%
NCM as a % of Average Loans	11.64%	11.56%	9.98%	(0.49)%	7.46%	6.44%	4.61%

Net Credit Loss Ratio	5.78%	5.44%	6.38%	6.05%	6.98%	6.93%	7.37%
Net Credit Loss Ratio - Japan	9.12%	9.74%	11.26%	11.15%	13.56%	14.25%	15.12%
Net Credit Loss Ratio - (excluding Japan)	3.27%	2.36%	3.10%	2.92%	3.24%	3.21%	3.58%

Loans 90+ Days Past Due - (in millions of dollars)	$437	$519	$575	$608	$592	$612	$609	6%
% of EOP Loans	1.93%	2.16%	2.37%	2.43%	2.34%	2.43%	2.30%

Number of Sales Points:

Mexico Branches	288	312	349	394	419	424	426	22%
EMEA Branches	306	326	339	354	306	308	310	(9)%
Asia (excluding Japan) Branches	489	547	582	641	640	641	643	10%
Latin America Branches	180	188	213	255	253	248	248	16%
sub-total	1,263	1,373	1,483	1,644	1,618	1,621	1,627	10%
Japan Branches	325	324	324	135	51	51	51	(84)%
Japan Automated Loan Machines (ALMs)	731	809	809	809	708	708	706	(13)%
Total Japan	1,056	1,133	1,133	944	759	759	757	(33)%

Total	2,319	2,506	2,616	2,588	2,377	2,380	2,384	(9)%

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER INTERNATIONAL RETAIL BANKING - Page 1 (In millions of dollars)

For your convenience, an excerpt from our 2007 third quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup’s website at www.citigroup.com.

**      Revenues increased 26%, driven by increased deposits and loans, up 18% and 26%, respectively, and investment product sales more than doubled.  Loan balances grew at a double-digit pace in EMEA, Asia, Latin America, and Mexico.  Results include the integration of recent acquisitions.

**      Expenses grew 26%, reflecting increased business volumes and acquisitions.  During the quarter, 41 new branches were opened.

**      Credit costs increased due to the absence of portfolio sales and loan loss reserve releases recorded in the prior-year period, and a $131 million pre-tax charge to increase loan loss reserves in the current period.  The charge to increase loan loss reserves primarily reflects a change in estimate of loan losses.

**      Net income declined 21%, reflecting higher credit costs, and lower APB 23 tax benefits in Mexico.

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	3Q07 vs. 3Q06 Increase/ (Decrease)	Nine Months 2006	Nine Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)

Net Interest Revenue	$1,439	$1,460	$1,519	$1,582	$1,530	$1,657	$1,741	15%	$4,418	$4,928	12%
Non-Interest Revenue	1,028	1,095	1,031	1,364	1,229	1,373	1,484	44%	3,154	4,086	30%
Total Revenues, Net of Interest Expense	2,467	2,555	2,550	2,946	2,759	3,030	3,225	26%	7,572	9,014	19%
Total Operating Expenses	1,585	1,560	1,623	1,775	1,750	1,933	2,052	26%	4,768	5,735	20%
Net Credit Losses	184	191	141	221	238	168	262	86%	516	668	29%
Credit Reserve Build / (Release)	(77)	(105)	(93)	(12)	64	5	131	NM	(275)	200	NM
Provision for Benefits & Claims	44	37	55	54	52	27	47	(15)%	136	126	(7)%
Provision for Loan Losses and for Benefits and Claims	151	123	103	263	354	200	440	NM	377	994	NM
Income Before Taxes and Minority Interest	731	872	824	908	655	897	733	(11)%	2,427	2,285	(6)%
Income Taxes	53	156	123	159	115	213	164	33%	332	492	48%
Minority Interest, Net of Tax	1	2	—	1	—	13	17	—	3	30	NM
Net Income	$677	$714	$701	$748	$540	$671	$552	(21)%	$2,092	$1,763	(16)%

Average Assets (in billions of dollars)	$119	$120	$127	$131	$132	$148	$157	24%	$122	$146	20%
Return on Assets	2.31%	2.39%	2.19%	2.27%	1.66%	1.82%	1.39%		2.29%	1.61%
Average Risk Capital	$9,407	$9,481	$9,348	$9,641	$10,123	$11,295	$11,223	20%	$9,411	$10,881	16%
Return on Risk Capital	29%	30%	30%	31%	22%	24%	20%		30%	22%
Return on Invested Capital	15%	16%	15%	17%	13%	13%	11%		16%	12%

Total Revenues, Net of Interest Expense:
Mexico	$691	$694	$711	$1,033	$777	$725	$765	8%	$2,096	$2,267	8%
EMEA	792	840	834	848	868	904	929	11%	2,466	2,701	10%
Japan	114	118	123	118	119	255	301	NM	355	675	90%
Asia (excluding Japan)	676	708	687	726	773	848	886	29%	2,071	2,507	21%
Latin America	194	195	195	221	222	298	344	76%	584	864	48%
Total	$2,467	$2,555	$2,550	$2,946	$2,759	$3,030	$3,225	26%	$7,572	$9,014	19%

Net Income (Loss) by Region:
Mexico	$199	$217	$250	$385	$193	$197	$150	(40)%	$666	$540	(19)%
EMEA	146	157	171	98	40	89	37	(78)%	474	166	(65)%
Japan	32	31	29	26	27	52	54	86%	92	133	45%
Asia (excluding Japan)	277	291	240	234	272	312	307	28%	808	891	10%
Latin America	23	18	11	5	8	21	4	(64)%	52	33	(37)%
Total	$677	$714	$701	$748	$540	$671	$552	(21)%	$2,092	$1,763	(16)%

KEY INDICATORS:

Net Credit Loss Ratio	1.21%	1.22%	0.87%	1.29%	1.38%	0.87%	1.28%

Loans 90+Days Past Due (in millions of dollars)	$736	$680	$679	$667	$630	$658	$739	9%
% of EOP Loans	1.21%	1.08%	1.04%	0.97%	0.88%	0.83%	0.89%

Branches by Region:
Mexico	1,404	1,441	1,452	1,510	1,520	1,524	1,542	6%
EMEA	636	663	682	711	717	715	723	6%
Japan	25	25	25	25	25	25	30	20%
Asia (excluding Japan)	403	404	405	412	403	403	404	0%
Latin America	179	187	209	232	318	430	435	NM
Total	2,647	2,720	2,773	2,890	2,983	3,097	3,134	13%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER INTERNATIONAL RETAIL BANKING - Page 2

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	3Q07 vs. 3Q06 Increase/ (Decrease)

KEY INDICATORS (Continued):

International - Balances (in billions of dollars)

Checking, Savings & Money Market Deposits	$76.8	$78.8	$77.6	$75.9	$77.2	$86.5	$90.7	17%
Time Deposits, CDs and Other	67.7	67.8	70.8	74.5	77.0	81.9	85.0	20%
Total Average Deposits	$144.5	$146.6	$148.4	$150.4	$154.2	$168.4	$175.7	18%

Investment Sales	$31.1	$31.8	$28.9	$28.8	$35.3	$37.7	$36.4	26%

Investment AUMs (EOP)	$93.8	$95.4	$101.0	$107.7	$112.6	$121.6	$129.6	28%
Other (primarily Retirement Services)	24.5	22.9	22.1	24.9	25.9	28.2	29.3	33%
Total AUMs	$118.3	$118.3	$123.1	$132.6	$138.5	$149.8	$158.9	29%

Average Customer Deposits by Region (in billions of dollars):
Mexico	$25.9	$24.9	$25.7	$25.5	$25.0	$26.0	$25.7	—
EMEA	31.0	32.8	32.7	33.0	33.9	42.6	48.0	47%
Japan	20.8	21.1	20.9	21.0	20.9	20.6	21.2	1%
Asia (excluding Japan)	59.6	60.6	61.5	62.9	65.7	67.2	67.6	10%
Latin America	7.2	7.2	7.6	8.0	8.7	12.0	13.2	74%
Total	$144.5	$146.6	$148.4	$150.4	$154.2	$168.4	$175.7	18%

Average Loans by Region (in billions of dollars):
Mexico	$8.2	$7.7	$7.9	$8.2	$8.3	$9.0	$9.1	15%
EMEA	17.4	18.6	19.0	19.8	20.2	24.8	27.1	43%
Japan	0.7	0.8	0.6	0.6	0.6	0.5	0.5	(17)%
Asia (excluding Japan)	34.1	34.4	35.6	37.6	39.0	40.5	41.3	16%
Latin America	1.1	1.1	1.3	1.5	1.7	2.8	3.4	NM
Total	$61.5	$62.6	$64.4	$67.7	$69.8	$77.6	$81.4	26%

Average Loans by Type (in billions of dollars):
Mortgage	$23.3	$23.2	$24.2	$25.5	$25.8	$27.8	$28.3	17%
Auto	2.3	2.2	2.2	2.2	2.2	2.3	2.2	—
Installment / Overdraft	23.2	24.4	25.4	26.9	27.9	32.0	34.2	35%
Commercial	8.1	8.2	8.5	9.0	9.9	10.6	11.0	29%
Other Retail	4.6	4.6	4.1	4.1	4.0	4.9	5.7	39%
Total	$61.5	$62.6	$64.4	$67.7	$69.8	$77.6	$81.4	26%

EOP Accounts by Region (in millions):
Mexico	18.5	19.0	19.8	20.4	21.1	19.8	20.4	3%
EMEA	9.0	9.3	9.6	10.0	10.2	11.7	11.8	23%
Japan	2.0	2.1	2.1	2.1	2.1	2.1	2.1	—
Asia (excluding Japan)	12.0	12.1	12.3	11.6	11.9	12.2	12.5	2%
Latin America	7.0	7.2	7.5	7.7	8.3	8.7	9.0	20%
Total	48.5	49.7	51.3	51.8	53.6	54.5	55.8	9%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

MARKETS & BANKING (In millions of dollars)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	3Q07 vs. 3Q06 Increase/ (Decrease)	Nine Months 2006	Nine Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)

Markets & Banking:

Net Interest Revenue	$2,234	$2,147	$1,913	$2,198	$2,452	$2,831	$3,359	76%	$6,294	$8,642	37%
Non-Interest Revenue	5,045	4,614	4,154	4,882	6,505	6,130	1,244	(70)%	13,813	13,879	—

Total Revenues, Net of Interest Expense	7,279	6,761	6,067	7,080	8,957	8,961	4,603	(24)%	20,107	22,521	12%
Total Operating Expenses	4,757	4,158	3,622	4,582	5,111	4,948	4,011	11%	12,537	14,070	12%
Total Provision for Credit Losses	—	173	107	79	263	(62)	205	92%	280	406	45%
Income Before Taxes and Minority Interest	2,522	2,430	2,338	2,419	3,583	4,075	387	(83)%	7,290	8,045	10%
Income Taxes	574	702	598	654	947	1,236	(38)	NM	1,874	2,145	14%
Minority Interest, Net of Tax	19	5	19	11	15	7	(21)	NM	43	1	(98)%
Net Income	$1,929	$1,723	$1,721	$1,754	$2,621	$2,832	$446	(74)%	$5,373	$5,899	10%

U.S.:
Net Interest Revenue	$858	$713	$356	$782	$710	$1,019	$1,185	NM	$1,927	$2,914	51%
Non-Interest Revenue	2,065	2,090	1,651	1,640	3,004	2,022	(924)	NM	5,806	4,102	(29)%
Total Revenues, Net of Interest Expense	2,923	2,803	2,007	2,422	3,714	3,041	261	(87)%	7,733	7,016	(9)%
Total Operating Expenses	2,251	1,621	1,218	1,916	2,219	1,655	1,084	(11)%	5,090	4,958	(3)%
Total Provision for Credit Losses	52	137	55	16	65	6	46	(16)%	244	117	(52)%
Income Before Taxes and Minority Interest	620	1,045	734	490	1,430	1,380	(869)	NM	2,399	1,941	(19)%
Income Taxes	94	301	185	85	430	408	(308)	NM	580	530	(9)%
Minority Interest, Net of Tax	11	(3)	9	(2)	1	(12)	(7)	NM	17	(18)	NM
Net Income	$515	$747	$540	$407	$999	$984	$(554)	NM	$1,802	$1,429	(21)%

International:
Net Interest Revenue	$1,376	$1,434	$1,557	$1,416	$1,742	$1,812	$2,174	40%	$4,367	$5,728	31%
Non-Interest Revenue	2,980	2,524	2,503	3,242	3,501	4,108	2,168	(13)%	8,007	9,777	22%

Total Revenues, Net of Interest Expense	4,356	3,958	4,060	4,658	5,243	5,920	4,342	7%	12,374	15,505	25%
Total Operating Expenses	2,506	2,537	2,404	2,666	2,892	3,293	2,927	22%	7,447	9,112	22%
Total Provision for Credit Losses	(52)	36	52	63	198	(68)	159	NM	36	289	NM
Income Before Taxes and Minority Interest	1,902	1,385	1,604	1,929	2,153	2,695	1,256	(22)%	4,891	6,104	25%
Income Taxes	480	401	413	569	517	828	270	(35)%	1,294	1,615	25%
Minority Interest, Net of Tax	8	8	10	13	14	19	(14)	NM	26	19	(27)%
Net Income	$1,414	$976	$1,181	$1,347	$1,622	$1,848	$1,000	(15)%	$3,571	$4,470	25%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

MARKETS & BANKING INCOME STATEMENT (In millions of dollars)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	3Q07 vs. 3Q06 Increase/ (Decrease)	Nine Months 2006	Nine Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)
Revenues:
Commissions and Fees	$682	$713	$555	$591	$697	$693	$811	46%	$1,950	$2,201	13%
Administration and Other Fiduciary Fees	756	797	780	797	865	974	1,085	39%	2,333	2,924	25%
Investment Banking	1,030	1,083	933	1,280	1,509	1,422	(34)	NM	3,046	2,897	(5)%
Principal Transactions	2,198	1,495	1,521	1,684	2,844	2,403	(1,035)	NM	5,214	4,212	(19)%
Other	379	526	365	530	590	638	417	14%	1,270	1,645	30%
Total Non-Interest Revenues	5,045	4,614	4,154	4,882	6,505	6,130	1,244	(70)%	13,813	13,879	0%
Net Interest Revenue (including Dividends)	2,234	2,147	1,913	2,198	2,452	2,831	3,359	76%	6,294	8,642	37%
Total Revenues, Net of Interest Expense	7,279	6,761	6,067	7,080	8,957	8,961	4,603	(24)%	20,107	22,521	12%
Non-Interest Expenses:
Compensation and Benefits	3,178	2,550	2,045	2,752	3,426	3,288	1,829	(11)%	7,773	8,543	10%
Other Operating and Administrative Expenses	1,579	1,608	1,577	1,830	1,685	1,660	2,182	38%	4,764	5,527	16%
Total Non-Interest Expenses	4,757	4,158	3,622	4,582	5,111	4,948	4,011	11%	12,537	14,070	12%
Provision for Loan Losses	(50)	23	57	79	263	(62)	155	NM	30	356	NM
Provision for Unfunded Lending Commitments	50	150	50	—	—	—	50	—	250	50	(80)%
Total Provision for Credit Losses	—	173	107	79	263	(62)	205	92%	280	406	45%
Income Before Taxes and Minority Interest	2,522	2,430	2,338	2,419	3,583	4,075	387	(83)%	7,290	8,045	10%
Income Taxes	574	702	598	654	947	1,236	(38)	NM	1,874	2,145	14%
Minority Interest, Net of Tax	19	5	19	11	15	7	(21)	NM	43	1	(98)%
Net Income	$1,929	$1,723	$1,721	$1,754	$2,621	$2,832	$446	(74)%	$5,373	$5,899	10%

Pre-tax Profit Margin	34.6%	35.9%	38.5%	34.2%	40.0%	45.5%	8.4%		36.3%	35.7%
Compensation and Benefits Expenses as a Percent of Net Revenues (1)	43.7%	37.7%	33.7%	38.9%	38.2%	36.7%	39.7%		38.7%	37.9%
Non-Compensation Expenses as a Percent of Net Revenues	21.7%	23.8%	26.0%	25.8%	18.8%	18.5%	47.4%		23.7%	24.5%

(1)    The 2006 first quarter includes $449 million (pretax) related to the adoption of SFAS 123(R).

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

MARKETS & BANKING REVENUE DETAILS (In millions of dollars)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007 (1)	3Q07 vs. 3Q06 Increase/ (Decrease)	Nine Months 2006	Nine Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)

Revenue Details:
Investment Banking:
Advisory and Other Fees	$295	$296	$355	$383	$429	$397	$459	29%	$946	$1,285	36%
Equity Underwriting	286	284	204	463	523	539	389	91%	774	1,451	87%
Debt Underwriting	713	670	639	666	813	712	(193)	NM	2,022	1,332	(34)%
Gross Investment Banking	1,294	1,250	1,198	1,512	1,765	1,648	655	(45)%	3,742	4,068	9%
Revenue Allocated to the Global Wealth Management Segment:
Equity Underwriting	(42)	(49)	(59)	(111)	(136)	(137)	(83)	(41)%	(150)	(356)	NM
Debt Underwriting	(36)	(51)	(50)	(58)	(34)	(42)	(31)	38%	(137)	(107)	22%
Net Investment Banking	1,216	1,150	1,089	1,343	1,595	1,469	541	(50)%	3,455	3,605	4%
Lending	411	569	481	526	561	495	412	(14)%	1,461	1,468	—
Equity Markets	1,179	945	868	900	1,483	1,582	1,033	19%	2,992	4,098	37%
Fixed Income Markets	3,148	2,762	2,315	2,749	3,771	3,419	671	(71)%	8,225	7,861	(4)%
Other Securities and Banking (2)	(58)	(157)	(186)	(32)	(97)	156	(117)	37%	(401)	(58)	86%
Total Securities and Banking Revenues (2)	5,896	5,269	4,567	5,486	7,313	7,121	2,540	(44)%	15,732	16,974	8%

Transaction Services	1,382	1,495	1,500	1,594	1,645	1,840	2,063	38%	4,377	5,548	27%

Other	1	(3)	—	—	(1)	—	—	—	(2)	(1)	50%
Total Markets & Banking Revenues	$7,279	$6,761	$6,067	$7,080	$8,957	$8,961	$4,603	(24)%	$20,107	$22,521	12%

(1)           Debt Underwriting in the third quarter of 2007, includes $901 million in revenue charges related to funded and unfunded highly-leveraged finance commitments. Lending in the third quarter of 2007, includes $451 million in revenue charges related to funded and unfunded highly-leveraged finance commitments.

(2)           Prior to the second quarter of 2007, Securities and Banking revenues reflect Citigroup’s portion (49%) of the results of the Nikko Citigroup Joint Venture on each respective line with an offset in Other Securities and Banking to conform to the GAAP presentation.  Beginning in the 2007 second quarter, these results are consolidated.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

MARKETS & BANKING SECURITIES AND BANKING (In millions of dollars)

For your convenience, an excerpt from our 2007 third quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup’s website at www.citigroup.com.

•                  Fixed income markets revenues declined $1.64 billion to $671 million, driven primarily by:

•                  Losses of $1.56 billion, net of hedges, on sub-prime mortgages warehoused for future CDO securitizations, CDO positions, and leveraged loans warehoused for future CDO securitizations.

•                  Losses of $636 million in credit trading due to significant market volatility and disruption of historical pricing relationships.

•                  These losses were partially offset by strong double-digit revenue growth in interest rate and currency trading, and municipals.

•                  Equity markets revenues grew 19% to $1.03 billion, driven by double-digit growth in cash trading and derivatives, and a doubling of equity finance revenues.

•                  Lending revenues declined 14% to $412 million, primarily driven by write-downs of $451 million, net of underwriting fees, on funded and unfunded highly leveraged finance commitments, which were partially offset by hedging gains related to the corporate loan portfolio.

•                  Net investment banking revenues were $541 million, down 50% due to write-downs of $901 million, net of underwriting fees, on funded and unfunded highly leveraged finance commitments.  Excluding the write-downs, net revenues were $1.44 billion, up 32%.

•                  Equity underwriting revenues nearly doubled to $389 million, partially driven by an increase in market share.  Year-to-date, Citi ranks #2 in global equity underwriting.

•                  Record advisory and other fees increased 29% to $459 million.  Year-to-date, Citi ranks #3 in global announced and completed M&A.

•                  Growth in equity underwriting and advisory revenues was offset by losses in debt underwriting of $193 million, resulting from write-downs of $901 million, net of underwriting fees, on funded and unfunded highly leveraged finance commitments.

•                  Operating expenses increased 4%, reflecting a decline in incentive compensation costs offset by higher other operating and administrative expenses.  Other operating and administrative expenses grew primarily due to acquisitions, increased legal expenses, and higher business development costs.

•                  Credit costs increased, driven by higher net credit losses and a $125 million pre-tax charge to increase loan loss reserves for specific counterparties.  Credit costs reflect a slight weakening of credit quality in the portfolio.

•                  Results also reflected a significant decline in the effective tax rate, primarily due to a higher proportion of earnings in foreign jurisdictions that have lower tax rates.

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	3Q07 vs. 3Q06 Increase/ (Decrease)	Nine Months 2006	Nine Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)
Net Interest Revenue	$1,571	$1,408	$1,139	$1,365	$1,614	$1,908	$2,332	NM	$4,118	$5,854	42%
Non-Interest Revenue	4,325	3,861	3,428	4,121	5,699	5,213	208	(94)%	11,614	11,120	(4)%

Total Revenues, Net of Interest Expense	5,896	5,269	4,567	5,486	7,313	7,121	2,540	(44)%	15,732	16,974	8%
Total Operating Expenses	3,803	3,154	2,655	3,524	4,059	4,102	2,755	4%	9,612	10,916	14%
Provision for Loan Losses	(51)	19	50	73	258	(56)	151	NM	18	353	NM
Provision for Unfunded Lending Commitments	46	138	48	—	—	—	50	4%	232	50	(78)%
Total Provision for Credit Losses	(5)	157	98	73	258	(56)	201	NM	250	403	61%
Income (Loss) Before Taxes and Minority Interest	2,098	1,958	1,814	1,889	2,996	3,075	(416)	NM	5,870	5,655	(4)%
Income Taxes (Benefits)	461	541	452	490	812	927	(266)	NM	1,454	1,473	1%
Minority Interest, Net of Tax	19	5	18	10	11	3	(26)	NM	42	(12)	NM
Net Income (Loss)	$1,618	$1,412	$1,344	$1,389	$2,173	$2,145	$(124)	NM	$4,374	$4,194	(4)%
Average Risk Capital	$19,123	$20,173	$20,450	$20,817	$22,701	$25,912	$29,985	47%	$19,915	$26,199	32%
Return on Risk Capital	34%	28%	26%	26%	39%	33%	(2)%		29%	21%
Return on Invested Capital	26%	21%	19%	20%	30%	26%	(3)%		22%	16%

Investment Banking
Global Debt, Equity and Equity-related Underwriting :
Global Volume (1)	$180,639	$164,628	$154,680	$181,146	$204,442	$199,491	$107,334	(31)%	$499,947	$511,267	2%
Global Market Share	9.1%	8.5%	9.0%	8.3%	8.9%	8.2%	8.4%		8.8%	8.5%
Rank	1	1	1	1	1	1	1		1	1

U.S. Volume (1)	$112,927	$118,422	$101,607	$103,023	$137,521	$134,059	$78,285	(23)%	$332,956	$349,865	5%
U.S. Market Share	10.3%	10.3%	10.0%	9.1%	11.3%	10.3%	10.8%		10.2%	10.8%
Rank	1	1	1	1	1	1	2		1	1

(1)   Full credit to book manager.  Market volumes and shares sourced from Thomson Financial Securities Data.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

MARKETS & BANKING TRANSACTION SERVICES (In millions of dollars)

For your convenience, an excerpt from our 2007 third quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup’s website at www.citigroup.com.

•                  Revenues increased 38% to a record $2.06 billion, driven by higher customer volumes, stable net interest margins, and the acquisition of The Bisys Group, which closed in August 2007.

•                  Strong double-digit revenue and net income growth was generated in EMEA, Asia, Latin America, Japan, and the U.S.

•                  Liability balances grew 34% and assets under custody were up 30%.

•                  Operating expenses increased 28%, primarily driven by increased business volumes.

•                  Net income increased 53% to a record $590 million.

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	3Q07 vs. 3Q06 Increase/ (Decrease)	Nine Months 2006	Nine Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)
Net Interest Revenue	$663	$739	$774	$833	$838	$923	$1,027	33%	$2,176	$2,788	28%
Non-Interest Revenue	719	756	726	761	807	917	1,036	43%	2,201	2,760	25%

Total Revenues, Net of Interest Expense	1,382	1,495	1,500	1,594	1,645	1,840	2,063	38%	4,377	5,548	27%
Total Operating Expenses	949	989	954	1,058	1,037	1,125	1,224	28%	2,892	3,386	17%
Provision for Loan Losses	1	4	7	6	5	(6)	4	(43)%	12	3	(75)%
Provision for Unfunded Lending Commitments	4	12	2	—	—	—	—	(100)%	18	—	(100)%
Total Provision for Credit Losses	5	16	9	6	5	(6)	4	(56)%	30	3	(90)%
Income Before Taxes and Minority Interest	428	490	537	530	603	721	835	55%	1,455	2,159	48%
Income Taxes and Minority Interest, Net of Tax	105	150	152	152	156	207	245	61%	407	608	49%
Net Income	$323	$340	$385	$378	$447	$514	$590	53%	$1,048	$1,551	48%

Average Risk Capital	$1,470	$1,582	$1,517	$1,376	$1,442	$1,643	$1,827	20%	$1,523	$1,637	7%
Return on Risk Capital	89%	86%	101%	109%	126%	125%	128%		92%	127%
Return on Invested Capital	50%	50%	57%	59%	67%	70%	66%		52%	67%

Revenue Details:
Cash Management	$792	$856	$894	$963	$981	$1,047	$1,146	28%	$2,542	$3,174	25%
Securities Services	438	478	450	478	507	624	735	63%	1,366	1,866	37%
Trade	152	161	156	153	157	169	182	17%	469	508	8%
Total Revenues, Net of Interest Expense	$1,382	$1,495	$1,500	$1,594	$1,645	$1,840	$2,063	38%	$4,377	$5,548	27%

Average Deposits and Other Customer Liability Balances (in billions)	$170	$191	$191	$203	$213	$237	$255	34%

Assets Under Custody (EOP in trillions)	$8.8	$9.3	$9.6	$10.4	$10.7	$11.3	$12.5	30%

Reclassified to conform to the current period's presentation.

GLOBAL WEALTH MANAGEMENT (In millions of dollars)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	3Q07 vs. 3Q06 Increase/ (Decrease)	Nine Months 2006	Nine Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)

Global Wealth Management:

Net Interest Revenue	$460	$444	$480	$538	$529	$526	$539	12%	$1,384	$1,594	15%
Non-Interest Revenue	2,023	2,048	2,006	2,178	2,289	2,671	2,970	48%	6,077	7,930	30%

Total Revenues, Net of Interest Expense	2,483	2,492	2,486	2,716	2,818	3,197	3,509	41%	7,461	9,524	28%
Total Operating Expenses	2,055	1,961	1,894	2,096	2,102	2,455	2,614	38%	5,910	7,171	21%
Total Provision for Loan Losses	5	8	16	(5)	17	12	56	NM	29	85	NM
Income Before Taxes and Minority Interest	423	523	576	625	699	730	839	46%	1,522	2,268	49%
Income Taxes	136	176	177	214	251	199	312	76%	489	762	56%
Minority Interest, Net of Tax	—	—	—	—	—	17	38	—	—	55	—
Net Income	$287	$347	$399	$411	$448	$514	$489	23%	$1,033	$1,451	40%

Financial Advisors (FA) / Bankers	13,837	13,671	13,601	13,694	13,605	15,595	15,458	14%
Annualized Revenue per FA / Banker (in thousands)	$715	$726	$729	$796	$837	$878	$897	23%

Key Indicators (in billions of dollars):
Client Assets Under Fee-Based Management	$369	$363	$374	$399	$418	$509	$515	38%
Total Client Assets	$1,347	$1,321	$1,362	$1,438	$1,493	$1,788	$1,820	34%
Net Client Asset Flows	$3	$(4)	$3	$12	$6	$—	$8	NM
Average Deposits and Other Customer Liability Balances	$99	$100	$106	$110	$113	$113	$119	12%
Average Loans	$40	$42	$43	$44	$46	$51	$57	33%

U.S.:
Total Revenues, Net of Interest Expense	$2,154	$2,149	$2,153	$2,337	$2,385	$2,439	$2,454	14%	$6,456	$7,278	13%
Total Operating Expenses	1,805	1,706	1,649	1,794	1,797	1,914	1,857	13%	5,160	5,568	8%
Total Provision for Loan Losses	5	5	9	(2)	11	(4)	44	NM	19	51	NM
Income Before Taxes and Minority Interest	344	438	495	545	577	529	553	12%	1,277	1,659	30%
Income Taxes	116	148	153	195	216	194	220	44%	417	630	51%
Minority Interest, Net of Tax	—	—	—	—	—	—	—	—	—	—	—
Net Income	$228	$290	$342	$350	$361	$335	$333	(3)%	$860	$1,029	20%

International:
Total Revenues, Net of Interest Expense	$329	$343	$333	$379	$433	$758	$1,055	NM	$1,005	$2,246	NM
Total Operating Expenses	250	255	245	302	305	541	757	NM	750	1,603	NM
Total Provision for Loan Losses	—	3	7	(3)	6	16	12	71%	10	34	NM
Income Before Taxes and Minority Interest	79	85	81	80	122	201	286	NM	245	609	NM
Income Taxes	20	28	24	19	35	5	92	NM	72	132	83%
Minority Interest, Net of Tax	—	—	—	—	—	17	38	—	—	55	—
Net Income	$59	$57	$57	$61	$87	$179	$156	NM	$173	$422	NM

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL WEALTH MANAGEMENT SMITH BARNEY (1) (In millions of dollars)

For your convenience, an excerpt from our 2007 third quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup’s website at www.citigroup.com.

•                  Record revenues were driven by a 24% increase in fee-based and net interest revenues, reflecting a continued shift toward offering fee-based advisory products and services, and improved net interest margins.  Record revenue was also driven by higher transactional revenues, up 86%, reflecting increased ownership of Nikko Cordial Corporation in Japan and an increase in customer trading volumes.

•                  Assets under fee-based management increased 41% to $454 billion, primarily driven by acquisitions, positive market action, and net client asset flows.

•                  Expenses grew 40%, primarily due to increased customer activity and the impact of acquisitions.

•                  Net income increased 29%, reflecting increased business volumes and the impact of acquisitions, offset by the absence of a $31 million tax benefit recorded in the prior-year period.

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	3Q07 vs. 3Q06 Increase/ (Decrease)	Nine Months 2006	Nine Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)

Revenues:
Fee-Based and Net Interest Revenue	$1,200	$1,238	$1,305	$1,386	$1,407	$1,501	$1,612	24%	$3,743	$4,520	21%
Commissions and Other Transactional Revenue	787	752	689	803	839	1,110	1,280	86%	2,228	3,229	45%
Total Revenues, Net of Interest Expense	1,987	1,990	1,994	2,189	2,246	2,611	2,892	45%	5,971	7,749	30%
Total Operating Expenses	1,720	1,624	1,565	1,710	1,724	2,063	2,188	40%	4,909	5,975	22%
Provision for Loan Losses	1	(1)	(1)	1	—	1	1	NM	(1)	2	NM
Income Before Taxes and Minority Interest	266	367	430	478	522	547	703	63%	1,063	1,772	67%
Income Taxes	98	129	136	173	198	209	286	NM	363	693	91%
Minority Interest, Net of Tax	—	—	—	—	—	17	38	—	—	55	—
Net Income	$168	$238	$294	$305	$324	$321	$379	29%	$700	$1,024	46%

Pretax Profit Margin	13%	18%	22%	22%	23%	21%	24%		18%	23%
Average Risk Capital	$1,457	$1,422	$1,436	$1,647	$1,743	$1,725	$1,894	32%	$1,438	$1,787	24%
Return on Risk Capital	47%	67%	81%	73%	75%	75%	79%		65%	77%
Return on Invested Capital	24%	34%	41%	39%	39%	23%	20%		33%	25%
Financial Advisors	13,321	13,177	13,076	13,143	13,009	14,998	14,873	14%
Annualized Revenue per FA (000)	$597	$600	$606	$667	$697	$748	$768	27%
Branch offices	635	635	635	634	638	805	803	26%

Revenues:
Net Interest Revenue	$209	$203	$247	$306	$285	$271	$273	11%	$659	$829	26%
Non-Interest Revenue	1,778	1,787	1,747	1,883	1,961	2,340	2,619	50%	5,312	6,920	30%
Total	$1,987	$1,990	$1,994	$2,189	$2,246	$2,611	$2,892	45%	$5,971	$7,749	30%

Key Indicators (in billions of dollars):

Client Assets Under Fee-Based Management (2)	$319	$313	$322	$343	$362	$448	$454	41%

Total Client Assets	$1,167	$1,142	$1,173	$1,230	$1,277	$1,562	$1,581	35%
Net Client Asset Flows	$3	$(5)	$2	$9	$7	$(3)	$7	NM
Average Deposits and Other Customer Liability Balances	$51	$51	$52	$50	$52	$51	$51	(2%)

(1)            Smith Barney includes Smith Barney, Citigroup Wealth Advisors, Nikko, Quilter and  the legacy Citicorp Investment Services business.

(2)            During the second quarter of 2007, Retail Distribution transferred approximately $47 billion of Client Assets and 686 Financial Advisors and 79  branches to Smith Barney related to the consolidation of Citicorp Investment Services into Smith Barney.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL WEALTH MANAGEMENT PRIVATE BANK (In millions of dollars)

For your convenience, an excerpt from our 2007 third quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup’s website at www.citigroup.com.

•                  Revenue growth was driven by a 42% increase in international revenues, reflecting strong growth in capital markets products in Asia and EMEA.  U.S. revenues increased 2% as increased business volumes were offset by net interest margin compression.

•                  Client business volumes increased 28%, including higher client assets under fee-based management, up 17%, and average loans, up 29%.

•                  Expense growth of 29% primarily reflected higher compensation costs, driven by increased client activity and the net addition of 60 bankers since the third quarter of 2006.

•                  Credit costs increased due to a $55 million pre-tax charge to increase loan loss reserves, primarily related to new loan volumes.

•                  Net income increased 5% as revenue growth was offset by higher expenses and credit costs.

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	3Q07 vs. 3Q06 Increase/ (Decrease)	Nine Months 2006	Nine Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)

Net Interest Revenue	$251	$241	$233	$232	$244	$255	$266	14%	$725	$765	6%
Non-Interest Revenue	245	261	259	295	328	331	351	36%	765	1,010	32%
Total Revenues, Net of Interest Expense	496	502	492	527	572	586	617	25%	1,490	1,775	19%
Total Operating Expenses	335	337	329	386	378	392	426	29%	1,001	1,196	19%
Provision for Loan Losses	4	9	17	(6)	17	11	55	NM	30	83	NM
Income Before Taxes	157	156	146	147	177	183	136	(7)%	459	496	8%
Income Taxes	38	47	41	41	53	(10)	26	(37)%	126	69	(45)%
Net Income	$119	$109	$105	$106	$124	$193	$110	5%	$333	$427	28%
Pretax Profit Margin	32%	31%	30%	28%	31%	31%	22%		31%	28%
Average Risk Capital	$1,082	$944	$928	$1,036	$1,136	$1,153	$1,286	39%	$985	$1,192	21%
Return on Risk Capital	45%	46%	45%	41%	44%	67%	34%		45%	48%
Return on Invested Capital	42%	42%	41%	38%	40%	61%	32%		42%	44%
Bankers	516	494	525	551	596	597	585	11%
Annualized Revenue per Banker (in thousands)	$3,898	$3,976	$3,863	$3,918	$4,047	$3,940	$4,142	7%

Key Indicators (in billions of dollars):
Client Assets Under Fee-Based Management	$50	$50	$52	$56	$56	$61	$61	17%
Deposits and Other Customer Liability Balances	47	50	54	62	63	63	72	33%
Other, Principally Custody Accounts	83	79	83	90	97	102	106	28%
Total Client Assets	$180	$179	$189	$208	$216	$226	$239	26%
Loans and Unused Commitments	42	43	44	46	48	54	59	34%
Total Client Business Volumes	$222	$222	$233	$254	$264	$280	$298	28%
Net Client Asset Flows	$—	$1	$1	$3	$(1)	$3	$1	—
Average Deposits and Other Customer Liability Balances	$48	$49	$54	$60	$61	$62	$68	26%
Average Loans	$38	$40	$41	$42	$44	$47	$53	29%

Revenues:
U.S.	$210	$210	$204	$198	$201	$201	$208	2%	$624	$610	(2)%
International	286	292	288	329	371	385	409	42%	866	1,165	35%
Total	$496	$502	$492	$527	$572	$586	$617	25%	$1,490	$1,775	19%

Net Credit Loss Ratio	(0.04)%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

NM  Not meaningful

Reclassified to conform to the current period's presentation.

ALTERNATIVE INVESTMENTS (1) (In millions of dollars)

For your convenience, an excerpt from our 2007 third quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup’s website at www.citigroup.com.

**      Revenue and net income declined as strong growth in client revenues, up 75%, was offset by significantly lower proprietary investment revenues.  Proprietary investment revenues declined primarily due to a lower market value on Legg Mason shares, lower results from hedge fund activities, and the absence of a gain on sale of Metlife shares in the prior-year period.  Client capital under management increased 50%.Client revenues and capital reflect organic growth and the acquisition of Old Lane Partners, L.P.

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	3Q07 vs. 3Q06 Increase/ (Decrease)	Nine Months 2006	Nine Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)

Total Revenues, Net of Interest Expense	$675	$584	$334	$1,308	$562	$1,032	$125	(63)%	$1,593	$1,719	8%
Total Operating Expenses	181	199	137	246	180	215	238	74%	517	633	22%
Provision for Loan Losses	—	(13)	—	—	1	—	(1)	—	(13)	—	100%
Income (Loss) Before Taxes and Minority Interest	494	398	197	1,062	381	817	(112)	NM	1,089	1,086	—
Income Taxes (Benefits)	111	138	70	387	138	297	(44)	NM	319	391	23%
Minority Interest, Net of Tax	30	3	10	126	21	64	(1)	NM	43	84	95%
Net Income (Loss)	$353	$257	$117	$549	$222	$456	$(67)	NM	$727	$611	(16)%

Average Risk Capital (in billions)	$4.5	$4.0	$4.0	$4.1	$4.1	$4.0	$4.3	8%	$4.2	$4.1	(2)%
Return on Risk Capital	32%	26%	12%	53%	22%	46%	(6)%		23%	20%
Return on Invested Capital	28%	22%	8%	50%	19%	42%	(8)%		20%	17%

Total Revenues, Net of Interest Expense (by Business):

Client	$91	$97	$97	$178	$126	$122	$170	75%	$285	$418	47%
Proprietary Investment Activities:
Private Equity	213	516	56	958	361	711	233	NM	785	1,305	66%
Hedge Funds	107	(43)	1	146	47	119	(208)	NM	65	(42)	NM
Other	264	14	180	26	28	80	(70)	NM	458	38	(92)%
Total Proprietary Investment Activities	584	487	237	1,130	436	910	(45)	NM	1,308	1,301	(1)%
Total	$675	$584	$334	$1,308	$562	$1,032	$125	(63)%	$1,593	$1,719	8%
Total Revenues, Net of Interest Expense (by Type):
Client	$91	$97	$97	$178	$126	$122	$170	75%	$285	$418	47%
Proprietary Investment Activities:
Fees / Dividends / Interest	49	49	58	293	35	42	144	NM	156	221	42%
Realized & Unrealized Gains (including Public Mark-to-Market)	563	475	200	869	444	910	(121)	NM	1,238	1,233	0%
Other	(28)	(37)	(21)	(32)	(43)	(42)	(68)	NM	(86)	(153)	(78)%
Total Proprietary Investment Activities	584	487	237	1,130	436	910	(45)	NM	1,308	1,301	(1)%
Total	$675	$584	$334	$1,308	$562	$1,032	$125	(63)%	$1,593	$1,719	8%

Capital Under Management (in billions):

Client	$28.2	$30.6	$33.5	$38.5	$42.9	$47.4	$50.4	50%
Proprietary Investment Activities	11.1	11.3	10.2	10.7	10.8	11.8	11.6	14%
Capital Under Management	$39.3	$41.9	$43.7	$49.2	$53.7	$59.2	$62.0	42%

(1)          Includes Citigroup Venture Capital activities and certain other corporate investments.

NM   Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP — RETURN ON CAPITAL (1)

	Average Risk Capital ($M) (2)			Return on Risk Capital			Return on Invested Capital
	Third	Second	Third	Third	Second	Third	Third	Second	Third
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter
	2006	2007	2007	2006	2007	2007	2006	2007	2007
Global Consumer:

U.S. Cards	$5,628	$5,265	$5,213	76%	55%	65%	32%	23%	27%
U.S. Retail Distribution	3,591	3,705	3,791	53%	49%	27%	21%	19%	11%
U.S. Consumer Lending	3,770	6,618	5,657	55%	27%	(16)%	31%	18%	(11)%
U.S. Commercial Business	2,323	2,633	2,559	26%	23%	19%	13%	12%	10%
Total U.S. Consumer	15,312	18,221	17,220	58%	41%	23%	26%	19%	11%

International Cards	2,185	2,927	3,300	52%	48%	78%	24%	22%	35%
International Consumer Finance	1,093	1,156	1,109	18%	(2)%	(114)%	6%	(1)%	(39)%
International Retail Banking	9,348	11,295	11,223	30%	24%	20%	15%	13%	11%
Total International Consumer	12,626	15,378	15,632	33%	26%	22%	16%	14%	11%

Other	—	—	—	—	—	—	—	—	—
Total Global Consumer	27,938	33,599	32,852	45%	32%	22%	21%	16%	11%

Markets & Banking:
Securities and Banking	20,450	25,912	29,985	26%	33%	(2)%	19%	26%	(3)%
Transaction Services	1,517	1,643	1,827	101%	125%	128%	57%	70%	66%
Other	—	—	—	—	—	—	—	—	—
Total Markets & Banking	21,967	27,555	31,812	31%	41%	6%	23%	32%	3%

Global Wealth Management:
Smith Barney	1,436	1,725	1,894	81%	75%	79%	41%	23%	20%
Private Bank	928	1,153	1,286	45%	67%	34%	41%	61%	32%
Total Global Wealth Management	2,364	2,878	3,180	67%	72%	61%	41%	30%	22%

Alternative Investments	3,975	4,034	4,309	12%	46%	(6)%	8%	42%	(8)%

Corporate / Other	144	3,533	4,145	NM	NM	NM	NM	NM	NM

Total Citigroup - Risk Capital (Continuing Operations) (2) (3)	$56,388	$71,599	$76,298	37%	35%	12%

Total Citigroup - Return on Invested Capital (Net Income) (2) (4)							19%	20%	7%

(1)

Risk Capital is defined as the amount of capital needed to cover unexpected economic losses during extreme events. Return on Risk Capital is defined as income divided by Risk Capital. Return on Invested Capital is a similar calculation but includes adjustments for goodwill and intangibles in both the numerator and denominator, similar to those necessary to translate return on tangible equity to return on total equity. Return on Risk Capital and Return on Invested Capital are non-GAAP performance measures. Management believes Return on Risk Capital is useful to make incremental investment decisions and serves as a key metric for organic growth initiatives. Return on Invested Capital is used for multi-year investment decisions and as a long term performance measure.

(2)

Average Risk Capital is net of the cross-sector diversification. Average Invested Capital includes the difference between Tangible Equity and Risk Capital, which is also included in the Total Citigroup Return on Invested Capital.

(3)	On a Continuing Operations Basis.

(4)	Total Citigroup Return on Invested Capital equals Citigroup Return on Common Equity.

NM	Not meaningful

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES(1)(2)(3)(4)(5)

	Average Volumes			Interest			% Average Rate (4)
	Third	Second	Third	Third	Second	Third	Third		Second		Third
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars	2006	2007	2007 (5)	2006	2007	2007 (5)	2006		2007		2007 (5)
Assets:
Deposits with Banks	$37,508	$55,580	$62,833	$590	$792	$874	6.24%		5.72%		5.52%
Fed Funds Sold and Resale Agreements (6)	247,671	320,811	369,561	3,713	4,662	5,090	5.95%		5.83%		5.52%
Trading Account Assets (7)	284,295	444,473	487,688	2,749	4,385	5,156	3.84%		3.96%		4.19%
Investments (1)	218,997	281,342	259,814	2,606	3,577	3,357	4.72%		5.10%		5.13%
Consumer Loans	485,658	541,617	561,039	11,134	12,284	12,747	9.10%		9.10%		9.01%
Corporate Loans	158,816	183,620	202,349	3,256	3,969	4,650	8.13%		8.67%		9.12%
Total Loans (net of Unearned Income)	644,474	725,237	763,388	14,390	16,253	17,397	8.86%		8.99%		9.04%
Other Interest-Earning Assets	56,717	82,459	91,903	681	929	1,087	4.76%		4.52%		4.69%
Total Average Interest-Earning Assets	$1,489,662	$1,909,902	$2,035,187	$24,729	$30,598	$32,961	6.59%		6.43%		6.43%

Liabilities:
Deposits	$601,728	$686,985	$720,975	$5,771	$6,939	$7,539	3.81%		4.05%		4.15%
Fed Funds Purchased and Repurchase Agreements (6)	281,084	386,005	428,281	4,396	5,912	6,431	6.20%		6.14%		5.96%
Trading Account Liabilities (7)	73,245	121,088	117,854	301	380	371	1.63%		1.26%		1.25%
Short-Term Borrowings	144,949	237,039	266,736	1,273	1,937	2,049	3.48%		3.28%		3.05%
Long-Term Debt (8)	231,270	304,887	330,751	3,160	4,004	4,414	5.42%		5.27%		5.29%
Total Average Interest-Bearing Liabilities	$1,332,276	$1,736,004	$1,864,597	$14,901	$19,172	$20,804	4.44%		4.43%		4.43%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$9,828	$11,426	$12,157	2.62%		2.40%		2.37%

3Q07 Increase (Decrease) From							(25	) bps	(3	) bps

(1)

Interest Revenue excludes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $14 million for the 2006 third quarter, $45 million for the 2007 second quarter and $34 million for the 2007 third quarter.

(2)	Citigroup Average Balances and Interest Rates include both domestic and international operations.

(3)	Monthly or quarterly averages have been used by certain subsidiaries where daily averages are unavailable.

(4)	Average Rate % is calculated as annualized interest over average volumes.

(5)	Preliminary

(6)

Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of FIN 41.

(7)

Interest expense on trading account liabilities of Markets and Banking is reported as a reduction of interest revenue. Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)

Excludes hybrid financial instruments and beneficial interests in consolidated VIEs that are classified as long-term debt as these obligations are accounted for at fair value with changes recorded in Principal Transactions.

Reclassified to conform to the current period’s presentation.

CONSUMER LOAN DELINQUENCY AMOUNTS, NET CREDIT LOSSES AND RATIOS (In millions of dollars, except loan amounts in billions)

				EOP				Average
	90 Days Or More Past Due (1)			Loans	Net Credit Losses (1)			Loans
	3Q06	2Q07	3Q07	3Q07	3Q06	2Q07	3Q07	3Q07
PRODUCT VIEW:
U.S.:
U.S. Cards	$736	$549	$625	$34.9	$456	$408	$399	$36.1
Ratio	1.80%	1.52%	1.79%		4.22%	4.39%	4.39%
U.S. Retail Distribution	780	830	991	55.3	282	360	388	53.6
Ratio	1.69%	1.60%	1.79%		2.48%	2.86%	2.87%
U.S. Consumer Lending	2,556	3,508	4,426	229.2	193	289	417	225.7
Ratio	1.26%	1.58%	1.93%		0.38%	0.52%	0.73%
U.S. Commercial Business	191	140	166	38.8	8	33	13	38.0
Ratio	0.54%	0.37%	0.43%		0.09%	0.36%	0.14%

International:
International Cards	723	950	964	43.4	347	397	594	41.9
Ratio	2.57%	2.32%	2.22%		5.01%	4.22%	5.62%
International Consumer Finance	575	612	609	26.4	389	437	481	25.9
Ratio	2.37%	2.43%	2.30%		6.38%	6.93%	7.37%
International Retail Banking	679	658	739	83.1	141	168	262	81.4
Ratio	1.04%	0.83%	0.89%		0.87%	0.87%	1.28%
Global Wealth Management	10	6	31	54.8	—	—	—	53.1
Ratio	0.02%	0.01%	0.06%		0.00%	0.00%	0.00%
Other Consumer Loans	—	—	—	3.0	(1)	—	—	3.0
On-Balance Sheet Loans (2)	$6,250	$7,253	$8,551	$568.9	$1,815	$2,092	$2,554	$558.7
Ratio	1.29%	1.32%	1.50%		1.49%	1.56%	1.81%

Securitized Receivables (all in U.S. Cards)	1,519	1,469	1,595	104.0	1,051	1,157	1,174	101.0
Loans Held-for-Sale	—	36	40	3.0	1	—	—	3.0
Managed Loans (3)	$7,769	$8,758	$10,186	$675.9	$2,867	$3,249	$3,728	$662.7
Ratio	1.33%	1.34%	1.51%		1.96%	2.04%	2.23%

REGIONAL VIEW:

U.S.	$4,273	$5,032	$6,234	$394.7	$937	$1,091	$1,217	$388.6
Ratio	1.20%	1.32%	1.58%		1.05%	1.15%	1.24%
Mexico	600	571	604	18.5	128	133	206	18.2
Ratio	3.90%	3.15%	3.26%		3.33%	3.00%	4.48%
Europe, Middle East and Africa (EMEA)	573	719	725	62.6	221	288	420	62.1
Ratio	1.43%	1.21%	1.16%		2.18%	2.08%	2.68%
Japan	231	220	226	10.5	286	312	335	10.5
Ratio	1.99%	1.86%	2.15%		9.65%	10.33%	12.62%
Asia (excluding Japan)	453	438	474	71.5	174	186	195	68.8
Ratio	0.78%	0.65%	0.66%		1.21%	1.13%	1.13%
Latin America	120	273	288	11.1	69	82	181	10.5
Ratio	2.07%	2.76%	2.59%		4.85%	3.55%	6.84%
On-Balance Sheet Loans (2)	$6,250	$7,253	$8,551	$568.9	$1,815	$2,092	$2,554	$558.7
Ratio	1.29%	1.32%	1.50%		1.49%	1.56%	1.81%
Securitized Receivables (all in U.S. Cards)	1,519	1,469	1,595	104.0	1,051	1,157	1,174	101.0
Loans Held-for-Sale	—	36	40	3.0	1	—	—	3.0
Managed Loans (3)	$7,769	$8,758	$10,186	$675.9	$2,867	$3,249	$3,728	$662.7
Ratio	1.33%	1.34%	1.51%		1.96%	2.04%	2.23%

(1)	The ratios of 90 days or more past due and net credit losses are calculated based on end-of-period and average loans, respectively, both net of unearned income.

(2)

Total Loans and Total Average Loans exclude certain interest and fees on credit cards of approximately $2 billion and $2 billion, respectively, which are included in Consumer Loans on the Consolidated Balance Sheet.

(3)

This table presents consumer credit information on a held basis and shows the impact of securitizations to reconcile to a managed basis.  Only U.S. Cards from a product view and North America from a regional view are impacted. Managed basis reporting is a non-GAAP measure. Held basis reporting is the related GAAP measure. For a discussion of managed basis reporting see Note 2 to the Cards business on page 10.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES TOTAL CITIGROUP (In millions of dollars)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	3Q07 vs. 3Q06 Increase/ (Decrease)	Nine Months 2006	Nine Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)

Allowance for Loan Losses at Beginning of Period	$9,782	$9,505	$9,144	$8,979	$8,940	$9,510	$10,381		$9,782	$8,940

Gross Credit (Losses)	(2,183)	(2,354)	(2,362)	(2,642)	(2,667)	(2,662)	(3,091)	(31)%	(6,899)	(8,420)	(22)%
Gross Recoveries	583	558	556	500	558	607	505	(9)%	1,697	1,670	(2)%
Net Credit (Losses) / Recoveries (NCL’s)	(1,600)	(1,796)	(1,806)	(2,142)	(2,109)	(2,055)	(2,586)	(43)%	(5,202)	(6,750)	(30)%

NCL’s	1,600	1,796	1,806	2,142	2,109	2,055	2,586	43%	5,202	6,750	30%
Reserve Releases (1)	(301)	(442)	(336)	(175)	(67)	(23)	—	100%	(1,079)	(90)	92%
Reserve Builds (1)	150	185	322	153	646	545	2,043	NM	657	3,234	NM
Specific Reserve Releases / Utilizations	(81)	(87)	(15)	(17)	(28)	(66)	(48)	NM	(183)	(142)	22%
Specific Reserve Builds	6	11	13	21	43	—	197	NM	30	240	NM
Build(Release/Utilization)for Purchased Distressed Loan Portfolios	22	(27)	3	(11)	3	9	(2)	NM	(2)	10	NM
Provision for Loan Losses	1,396	1,436	1,793	2,113	2,706	2,520	4,776	NM	4,625	10,002	NM
Other (2)	(73)	(1)	(152)	(10)	(27)	406	157		(226)	536	NM
Allowance for Loan Losses at End of Period (a)	$9,505	$9,144	$8,979	$8,940	$9,510	$10,381	$12,728		$8,979	$12,728

Corporate Allowance for Unfunded Lending Commitments (3) (a)	$900	$1,050	$1,100	$1,100	$1,100	$1,100	$1,150		$1,100	$1,150

Provision for Unfunded Lending Commitments	$50	$150	$50	$—	$—	$—	$50		$250	$50

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$10,405	$10,194	$10,079	$10,040	$10,610	$11,481	$13,878		$10,079	$13,878

Total Allowance for Loans, Leases and Unfunded Lending Commitments as a Percentage of Total Loans	1.72%	1.60%	1.54%	1.48%	1.53%	1.55%	1.79%

(1)

Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)

Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc.  The significant items reported on this line for the periods presented include:

—  For the 2007 third quarter, reductions to the credit loss reserves of $73 million related to securitizations.  Additionally includes adjustments for purchase accounting relating to the acquisition of Grupo Cuscatlan of $181 million.

—  For the 2007 second quarter, reductions to the credit loss reserves of $70 million related to securitizations and $77 million related to transfers to loans held-for-sale, and the addition of $505 million related to the acquisition of Egg and Nikko.

—  For the 2007 first quarter, reductions to the credit loss reserves of $98 million related to securitizations and transfers to loans held-for-sale, and the addition of $75 million related to the acquisition of Grupo Financiero Uno.

— For the 2006 fourth quarter, reductions to the credit loss reserves of $74 million related to securitizations.

— For the 2006 third quarter, reductions to the credit loss reserves of $140 million related to securitizations and portfolio sales.

— For the 2006 second quarter, reductions to the credit loss reserves of $125 million related to securitizations, and the addition of $84 million related to the acquisition of the Credicard portfolio.

— For the 2006 first quarter, reductions to the credit loss reserves of $90 million related to securitizations.

(3)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

NM Not meaningful

ALLOWANCE FOR CREDIT LOSSES CONSUMER LOANS(1) (In millions of dollars)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	3Q07 vs. 3Q06 Increase/ (Decrease)	Nine Months 2006	Nine Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)

Allowance for Loan Losses at Beginning of Period	$6,922	$6,647	$6,311	$6,087	$6,006	$6,338	$7,206		$6,922	$6,006

Gross Credit (Losses)	(2,142)	(2,235)	(2,318)	(2,532)	(2,632)	(2,610)	(2,999)	(29)%	(6,695)	(8,241)	(23)%
Gross Recoveries	509	481	503	472	500	518	445	(12)%	1,493	1,463	(2)%
Net Credit (Losses) / Recoveries (NCL’s)	(1,633)	(1,754)	(1,815)	(2,060)	(2,132)	(2,092)	(2,554)	(41)%	(5,202)	(6,778)	(30)%

NCL’s	1,633	1,754	1,815	2,060	2,132	2,092	2,554	41%	5,202	6,778	30%
Reserve Releases (2)	(301)	(442)	(336)	(175)	(67)	(23)	—	100%	(1,079)	(90)	92%
Reserve Builds (2)	150	110	247	153	346	545	2,043	NM	507	2,934	NM
Specific Reserve Releases / Utilizations	(36)	(3)	—	(11)	(5)	(31)	(10)	—	(39)	(46)	(18)%
Specific Reserve Builds	—	7	10	1	37	—	36	NM	17	73	NM
Build(Release/Utilization)for Purchased Distressed Loan Portfolios	—	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses	1,446	1,426	1,736	2,028	2,443	2,583	4,623	NM	4,608	9,649	NM
Other (3)	(88)	(8)	(145)	(49)	21	377	(75)		(241)	323	NM
Allowance for Loan Losses at End of Period	$6,647	$6,311	$6,087	$6,006	$6,338	$7,206	$9,200		$6,087	$9,200

Net Consumer Credit (Losses) as a Percentage of Average Consumer Loans	1.46%	1.48%	1.49%	1.64%	1.69%	1.56%	1.81%

Consumer Allowance for Credit Losses As a Percentage of Total Consumer Loans	1.44%	1.31%	1.25%	1.17%	1.22%	1.31%	1.61%

(1)	Includes loans made to Global Wealth Management clients.

(2)

Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(3)

Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc.  The significant items reported on this line for the periods presented include:

— For the 2007 third quarter, reductions to the credit loss reserves of $73 million related to securitizations.

—  For the 2007 second quarter, reductions to the credit loss reserves of $70 million related to securitizations and $77 million related to transfers to loans held-for-sale, and the addition of $505 million related to the acquisition of Egg and Nikko.

—  For the 2007 first quarter, reductions to the credit loss reserves of $98 million related to securitizations and transfers to loans held-for-sale, and the addition of $75 million related to the acquisition of Grupo Financiero Uno.  The 2007 first quarter also includes $41million related to the reorganization of the KorAm loan portfolio.

— For the 2006 fourth quarter, reductions to the credit loss reserves of $74 million related to securitizations.

— For the 2006 third quarter, reductions to the credit loss reserves of $140 million related to securitizations and portfolio sales.

— For the 2006 second quarter, reductions to the credit loss reserves of $125 million related to securitizations, and the addition of $84 million related to the acquisition of the Credicard portfolio.

— For the 2006 first quarter, reductions to the credit loss reserves of $90 million related to securitizations.

NM	Not meaningful

ALLOWANCE FOR CREDIT LOSSES CORPORATE LOANS(1) (In millions of dollars)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	3Q07 vs. 3Q06 Increase/ (Decrease)	Nine Months 2006	Nine Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)

Allowance for Loan Losses at Beginning of Period	$2,860	$2,858	$2,833	$2,892	$2,934	$3,172	$3,175		$2,860	$2,934

Gross Credit (Losses)	(41)	(119)	(44)	(110)	(35)	(52)	(92)	NM	(204)	(179)	12%
Gross Recoveries	74	77	53	28	58	89	60	13%	204	207	1%
Net Credit (Losses) / Recoveries (NCL’s)	33	(42)	9	(82)	23	37	(32)	NM	—	28	—

NCL’s	(33)	42	(9)	82	(23)	(37)	32	NM	—	(28)	—
Reserve Releases (2)	—	—	—	—	—	—	—	—	—	—	—
Reserve Builds (2)	—	75	75	—	300	—	—	(100)%	150	300	100%
Specific Reserve Releases / Utilizations	(45)	(84)	(15)	(6)	(23)	(35)	(38)	NM	(144)	(96)	33%
Specific Reserve Builds	6	4	3	20	6	—	161	—	13	167	NM
Build(Release/Utilization)for Purchased Distressed Loan Portfolios	22	(27)	3	(11)	3	9	(2)	NM	(2)	10	NM
Provision for Loan Losses	(50)	10	57	85	263	(63)	153	NM	17	353	NM
Other (3)	15	7	(7)	39	(48)	29	232		15	213	NM
Allowance for Loan Losses at End of Period (a)	$2,858	$2,833	$2,892	$2,934	$3,172	$3,175	$3,528		$2,892	$3,528

Net Corporate Credit (Losses) as a Percentage of Average Corporate Loans	NM	0.03%	NM	0.05%	NM	NM	0.02%

Corporate Allowance for Credit Losses As a Percentage of Total Corporate Loans	2.00%	1.81%	1.73%	1.76%	1.82%	1.66%	1.74%

Corporate Allowance for Unfunded Lending Commitments (4) (a)	$900	$1,050	$1,100	$1,100	$1,100	$1,100	$1,150		$1,100	$1,150

Provision for Unfunded Lending Commitments	$50	$150	$50	$—	$—	$—	$50		$250	$50

Total Corporate Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$3,758	$3,883	$3,992	$4,034	$4,272	$4,275	$4,678		$3,992	$4,678

Total Allowance for Loans, Leases and Unfunded Lending Commitments as a Percentage of Total Corporate Loans	2.62%	2.48%	2.39%	2.43%	2.45%	2.23%	2.30%

(1)	Includes Loans related to the Alternative Investments and Corporate / Other segments.

(2)

Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(3)

Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc.  The significant items reported on this line for the periods presented include:

— The 2007 first quarter includes the reclassification to Consumer Loans of $41 million related to the reorganization of the KorAm loan portfolio.

— The 2007 second quarter includes the acquisition of Grupo Cuscatlan of $18 million.

—  The 2007 third quarter includes adjustments for purchase accounting relating to the acquisition of Grupo Cuscatlan of $181 million and the transfer of units into Markets & Banking that were previously held as Consumer of $43 million.

(4)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

NM	Not meaningful

CITIGROUP — COMPONENTS OF PROVISION FOR LOAN LOSSES (In millions of dollars)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	3Q07 vs. 3Q06 Increase/ (Decrease)	Nine Months 2006	Nine Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)

U.S. Cards
Net Credit Losses	$446	$447	$456	$439	$439	$408	$399	(13)%	$1,349	$1,246	(8)%
Credit Reserve Build / (Release)	(72)	(160)	(122)	(37)	(44)	224	134	NM	(354)	314	NM
U.S. Retail Distribution
Net Credit Losses	279	288	282	337	335	360	388	38%	849	1,083	28%
Credit Reserve Build / (Release)	(55)	(31)	(29)	(59)	(1)	—	299	NM	(115)	298	NM
U.S. Consumer Lending
Net Credit Losses	176	160	193	258	286	289	417	NM	529	992	88%
Credit Reserve Build / (Release)	(31)	(75)	(8)	(13)	217	39	854	NM	(114)	1,110	NM
U.S. Commercial Business
Net Credit Losses	14	12	8	23	19	33	13	63%	34	65	91%
Credit Reserve Build / (Release)	(38)	(8)	(38)	(18)	10	(18)	9	NM	(84)	1	NM

International Cards
Net Credit Losses	218	333	347	402	384	397	594	71%	898	1,375	53%
Credit Reserve Build / (Release)	94	26	59	87	22	201	334	NM	179	557	NM
International Consumer Finance
Net Credit Losses	319	323	389	380	430	437	481	24%	1,031	1,348	31%
Credit Reserve Build / (Release)	(16)	17	135	25	26	30	252	87%	136	308	NM
International Retail Banking
Net Credit Losses	184	191	141	221	238	168	262	86%	516	668	29%
Credit Reserve Build / (Release)	(77)	(105)	(93)	(12)	64	5	131	NM	(275)	200	NM

Global Wealth Management:
Smith Barney
Net Credit Losses	—	—	—	—	—	—	—	—	—	—	—
Credit Reserve Build / (Release)	1	(1)	(1)	1	—	1	1	NM	(1)	2	NM
Private Bank
Net Credit Losses	(4)	—	—	—	—	—	—	—	(4)	—	100%
Credit Reserve Build / (Release)	8	9	17	(6)	17	11	55	NM	34	83	NM

Other	—	—	—	—	1	(2)	—	—	—	(1)	—
Consumer Provision for Loan Losses	1,446	1,426	1,736	2,028	2,443	2,583	4,623	NM	4,608	9,649	NM

Markets & Banking:
Securities and Banking
Net Credit Losses	(34)	37	(11)	70	(28)	(37)	30	NM	(8)	(35)	NM
Credit Reserve Build / (Release)	(17)	(18)	61	3	286	(19)	121	98%	26	388	NM
Transaction Services
Net Credit Losses	1	18	2	6	5	1	4	100%	21	10	(52)%
Credit Reserve Build / (Release)	—	(14)	5	—	—	(7)	—	(100)%	(9)	(7)	22%
Other	—	—	—	—	—	—	—	—	—	—	—
Alternative Investments
Net Credit Losses	—	(13)	—	—	1	—	(1)	—	(13)	—	100%
Corporate / Other
Net Credit Losses	—	—	—	6	(1)	(1)	(1)	—	—	(3)	—
Corporate Provision for Loan Losses	(50)	10	57	85	263	(63)	153	NM	17	353	NM

Total Provision for Loan Losses	$1,396	$1,436	$1,793	$2,113	$2,706	$2,520	$4,776	NM	$4,625	$10,002	NM

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

NON-PERFORMING ASSETS (In millions of dollars)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007

CASH-BASIS AND RENEGOTIATED LOANS
Corporate Cash-Basis Loans
Collateral Dependent (at lower of cost or collateral value)	$—	$—	$15	$19	$19	$11	$11
Other	821	799	677	516	481	588	1,207
Total Corporate Cash-Basis Loans (1)	$821	$799	$692	$535	$500	$599	$1,218

Corporate Cash-Basis Loans
JENA (2)	$151	$249	$218	$128	$118	$204	$841
Other International (3)	670	550	474	407	382	395	377
Total Corporate Cash-Basis Loans (1)	$821	$799	$692	$535	$500	$599	$1,218
Corporate Cash-Basis Loans as a % of Total Corporate Loans (1)	0.57%	0.51%	0.42%	0.32%	0.29%	0.31%	0.60%

Total Consumer Cash-Basis Loans (1)	$3,752	$3,857	$4,189	$4,512	$4,578	$5,160	$6,137
Renegotiated Loans (includes Corporate and Commercial Business Loans)	$30	$23	$23	$22	$26	$27	$56

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

Consumer	$322	$324	$356	$385	$461	$516	$594
Markets & Banking	144	171	193	316	348	219	348

TOTAL OTHER REAL ESTATE OWNED (4)	$466	$495	$549	$701	$809	$735	$942

OTHER REPOSSESSED ASSETS (5)	$52	$53	$62	$75	$77	$66	$86

(1)

Excludes purchased distressed loans.  The carrying value of these loans was: $1,217 million at March 31, 2006, $1,171 million at June 30, 2006, $1,089 million at September 30, 2006, $949 million at December 31, 2006, $957 million at March 31, 2007, $1,013 million at June 30, 2007 and $1,188 at September 30, 2007.

(2)	JENA includes Japan, Western Europe and North America.

(3)	Other International includes Asia (excluding Japan), Mexico, Latin America, Central and Eastern Europe, the Middle East and Africa.

(4)	Represents repossessed real estate, carried at lower of cost or fair value, less costs to sell.

(5)	Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.